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                                  SCHEDULE 14A
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under sec.240.14a-12

                       TELEDYNE TECHNOLOGIES INCORPORATED
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2)of Schedule 14A.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

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

                                                    [TELEDYNE TECHNOLOGIES LOGO]

Teledyne Technologies Incorporated
12333 West Olympic Boulevard
Los Angeles, CA 90064-1021

                                                                  March 12, 2004

Dear Stockholder:

     We are pleased to invite you to attend the 2004 Annual Meeting of Stockholders of Teledyne Technologies Incorporated. The meeting will be held on Wednesday, April 28, 2004, beginning at 9:00 a.m. (Pacific Time), at the Company's offices at 12333 West Olympic Boulevard, Los Angeles, California 90064-1021.

     This booklet includes the notice of meeting as well as the Company's Proxy Statement.

     Enclosed with this booklet are the following:

     - Proxy or voting instruction card (including instructions for telephone and Internet voting).

     - Proxy or voting instruction card return envelope (postage paid if mailed in the U.S.).

     A copy of the Company's 2003 Annual Report (which contains our Form 10-K) is also included.

     Please read the Proxy Statement and vote your shares as soon as possible. We encourage you to take advantage of voting by telephone or Internet as explained on the enclosed proxy or voting instruction card. Or, you may vote by completing, signing and returning your proxy or voting instruction card in the enclosed postage-paid envelope. It is important that you vote, whether you own a few or many shares and whether or not you plan to attend the meeting.

     If you are a stockholder of record and plan to attend the meeting, please mark the "WILL ATTEND" box on your proxy card so that you will be included on our admittance list for the meeting.

     Thank you for your investment in our Company. We look forward to seeing you at the 2004 Annual Meeting.

Sincerely,

/s/ Robert Mehrabian

Robert Mehrabian
Chairman, President and
Chief Executive Officer

                                                    [TELEDYNE TECHNOLOGIES LOGO]

                       TELEDYNE TECHNOLOGIES INCORPORATED
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

MEETING DATE:    April 28, 2004
TIME:            9:00 a.m. Pacific Time
PLACE:           Teledyne Technologies Incorporated
                 12333 West Olympic Boulevard
                 Los Angeles, California 90064-1021
RECORD DATE:     March 8, 2004

AGENDA

     1) Election of a class of three directors for a three-year term;

     2) Ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for fiscal 2004; and

     3) Transaction of any other business properly brought before the meeting.

STOCKHOLDER LIST

     A list of stockholders entitled to vote will be available during business hours for 10 days prior to the meeting at the Company's executive offices, 12333 West Olympic Boulevard, Los Angeles, California 90064-1021, for examination by any stockholder for any legally valid purpose.

ADMISSION TO THE MEETING

     Teledyne Technologies' stockholders or their authorized representatives by proxy may attend the meeting. If you are a stockholder of record and you plan to attend the meeting, please mark the "WILL ATTEND" box on your proxy card so that you will be included on our admittance list for the meeting. If your shares are held through an intermediary, such as a broker or a bank, you should present proof of your ownership at the meeting. Proof of ownership could include a proxy from your bank or broker or a copy of your account statement.

By Order of the Board of Directors,

/s/ John T. Kuelbs
John T. Kuelbs
Senior Vice President, General Counsel
and Secretary

March 12, 2004

                                PROXY STATEMENT
                               TABLE OF CONTENTS
                            ------------------------

                                                              PAGE
                                                              ----
Voting Procedures...........................................    1
Board Composition and Practices.............................    2
Corporate Governance........................................    3
Item 1 on Proxy Card -- Election of Directors...............    5
Committees of our Board of Directors........................    8
Director Compensation.......................................   12
Item 2 on Proxy Card -- Ratification of Appointment of
  Independent Auditor.......................................   13
  Fees Billed by Independent Auditor........................   13
  Audit Committee Pre-Approval Policy.......................   14
  Audit Committee Report....................................   15
Other Business..............................................   16
Stock Ownership Information.................................   17
  Section 16(a) Beneficial Ownership Reporting Compliance...   17
  Five Percent Owners of Common Stock.......................   17
  Stock Ownership of Management.............................   18
  2003 Report on Executive Compensation.....................   19
Executive Compensation......................................   28
  Summary Compensation Table................................   28
  Option Grants in Last Fiscal Year.........................   31
  Aggregate Option Exercises in Last Fiscal Year and Fiscal
     Year End Option Values.................................   32
  TDY Performance Share Plan Awards.........................   33
  TDY Restricted Stock Awards...............................   35
  Equity Compensation Plans Information.....................   38
  Pension Plan..............................................   39
  Employment/Change in Control Agreements...................   40
Certain Transactions........................................   41
Cumulative Total Stockholder Return.........................   43
Other Information...........................................   44
  Annual Report on Form 10-K................................   44
  2005 Annual Meeting and Stockholder Proposals.............   44
  Proxy Solicitation........................................   44
  Electronic Access to Proxy Materials and Annual Report....   44
Annex A -- Audit Committee Charter..........................  A-1

                                 DEFINED TERMS

     In this Proxy Statement, Teledyne Technologies Incorporated is sometimes referred to as the "Company", "Teledyne Technologies" or "TDY". References to "ATI" mean Allegheny Technologies Incorporated, formerly known as Allegheny Teledyne Incorporated, the company from which we were spun off on November 29, 1999.

                                PROXY STATEMENT
                    FOR 2004 ANNUAL MEETING OF STOCKHOLDERS

                               VOTING PROCEDURES

WHO MAY VOTE

     If you were a stockholder on the books of the Company at the close of business on March 8, 2004, you may vote at the Annual Meeting. On that day, there were 32,450,566 shares of our Common Stock outstanding.

     Each share is entitled to one vote. In order to vote, you must either designate a proxy to vote on your behalf or attend the meeting and vote your shares in person. The Board of Directors requests your proxy so that your shares will count toward determination of the presence of a quorum and your shares can be voted at the meeting.

METHODS OF VOTING

     All stockholders of record may vote by transmitting their proxy cards by mail. Stockholders of record can also vote by telephone or Internet. Stockholders who hold their shares through a bank or broker can vote by telephone or Internet if their bank or broker offers those options.

     - By Mail. Stockholders of record may complete, sign, date and return their proxy cards in the postage-paid envelope provided. If you sign, date and return your proxy card without indicating how you want to vote, your proxy will be voted as recommended by the Board of Directors.

     - By Telephone or Internet. Stockholders of record may vote by using the toll-free number or Internet website address listed on the proxy card. Please see your proxy card for specific instructions.

REVOKING YOUR PROXY

     You may change your mind and revoke your proxy at any time before it is voted at the meeting by:

     - sending a written notice to the Secretary of the Company that you revoke your proxy;

     - transmitting a proxy dated later than your prior proxy either by mail, telephone or Internet;

     - attending the Annual Meeting and voting in person or by proxy (except for shares held in the employee plan).

VOTING BY EMPLOYEE BENEFIT PLAN PARTICIPANTS

     Participants who hold Common Stock in the Teledyne Technologies Incorporated 401(k) Plan may tell the plan trustee how to vote the shares of Common Stock allocated to their accounts. You may either (1) sign and return the voting instruction card provided by the plan or (2) transmit your instructions by telephone or the Internet. If you do not transmit instructions by 11:59 p.m. (Eastern Time), on April 23, 2004, your shares will not be voted by the plan trustee, except as otherwise required by law.

VOTING SHARES HELD BY BROKERS, BANKS AND OTHER NOMINEES

     If you hold your shares in a broker, bank or other nominee account, you are a "beneficial owner" of TDY Common Stock. In order to vote your shares, you must give voting instructions to your bank, broker or other intermediary who is the "nominee holder" of your shares. The Company asks brokers, banks and other nominee holders to obtain voting instructions from the beneficial owners of shares that are registered in the nominee's name. Proxies that are transmitted by nominee holders on behalf of beneficial owners will count toward a quorum and, except as otherwise provided below, will be voted as instructed by the nominee holder.

CONFIDENTIAL VOTING POLICY

     The Company maintains a policy of keeping stockholder votes confidential.

                        BOARD COMPOSITION AND PRACTICES

INFORMATION AND MEETINGS

     The Board of Directors directs the management of the business and affairs of the Company as provided in the Amended and Restated Bylaws of the Company and by the laws of the State of Delaware. Except for Dr. Robert Mehrabian, our Chairman, President and Chief Executive Officer, the Board is not involved in day-to-day operations. Members of the Board keep informed about the Company's business through discussions with the senior management and other officers and managers of the Company and its subsidiaries, by reviewing analyses and reports sent to them, and by participating in Board and committee meetings.

     In 2003, the Board of Directors held six meetings and acted twice by unanimous written consent. During 2003, all directors attended at least 75% of the aggregate number of meetings of the Board and the Board committees of which they were members. Directors are encouraged to attend our Annual Meeting of Stockholders. Eight of our then nine directors attended the 2003 Annual Meeting of Stockholders.

NUMBER OF DIRECTORS

     The Board of Directors determines the number of directors, which under our Amended and Restated By-laws must consist of not less than four members and not more than 10 members. The Board has currently fixed the number at eight members, which number was so fixed after the following resignation occurred. Charles H. Noski resigned as a director effective February 27, 2004, due to the demands of his position as Corporate Vice President and Chief Financial Officer of Northrop Grumman Corporation, a position that he assumed in December 2003.

DIRECTOR TERMS

     The directors are divided into three classes and the directors in each class serve for a three-year term. The term of one class of directors expires each year at the Annual Meeting of Stockholders. The Board may fill a vacancy by electing a new director to the same class as the director being replaced. The Board may also create a new director position in any class and elect a director to hold the newly created position until the term of the class expires.

DIRECTORS' RETIREMENT POLICY

     On June 1, 2000, the Company adopted a retirement policy for directors. This policy generally requires directors to retire at the Annual Meeting following their 72nd birthday. This policy also requires a director to offer to tender his or her resignation if such director has a change in professional status. In January 2004, the Board of Directors adopted an exception to such policy to extend the term of Charles J. Queenan, Jr., age 73, by another one year to the 2005 Annual Meeting of Stockholders. Mr. Queenan's term had previously been extended by one year. In granting such extension, the Board considered the Company's need to maintain active and experienced directors as the Company continues to strive to maintain compliance with the Sarbanes-Oxley Act of 2002 in regard to corporate governance and other issues. The Board also recognized that the Company could benefit from and utilize Mr. Queenan's experience and insight as it pursues acquisitions more aggressively.

EXECUTIVE SESSIONS

     The non-management directors of the Company meet in executive session without management on a regularly scheduled basis. The Board has not formally designated a lead director. Committee chairs rotate as presiding director in such sessions.

                              CORPORATE GOVERNANCE

DIRECTOR INDEPENDENCE

     In April 2003, our Nominating and Governance Committee assessed, and our Board of Directors determined, the independence of each director in accordance with the then existing rules of the New York Stock Exchange and in accordance with then proposed rules of the New York Stock Exchange (which have since been finally adopted). After considering such items, including various relationship categories and individual circumstances, the Committee, followed by the Board, determined that each member of our Board of Directors did not have any material relationships with the Company and was thus independent, with the exception of Dr. Mehrabian, our Chairman, President and Chief Executive Officer. The relationships considered included: whether the director is a TDY employee, amount of TDY stock ownership and commercial, industrial, banking, consulting, legal, accounting or auditing, charitable and familial relationships. The Committee and the Board also considered the Company's relationship and the relationship of the director to Allegheny Technologies Incorporated, from which we were spun off in November 1999. See "Certain Transactions" at page 41. The Board also subsequently considered the additional final NYSE standards set forth in Section 303A.02(b) of the NYSE Listed Company Manual. In conclusion, after due consideration, our Board has determined that seven of our eight current directors are independent directors. The independent directors by name are: Robert P. Bozzone, Frank V. Cahouet, Diane C. Creel, Charles Crocker, Paul D. Miller, Charles J. Queenan, Jr., and Michael T. Smith.

     The Committee, followed by the Board, also determined that each member of our Personnel and Compensation Committee is an "outside director" within the meaning of Rule 162(m) of the Internal Revenue Code.

     All of the Board's standing committees consist only of independent directors.

CORPORATE GOVERNANCE AND ETHICS GUIDELINES

     At the time we first became a public company in 1999, the Company's Board of Directors adopted many "best practices" in the area of corporate governance, including separate standing committees of the Board for each of audit, nominating and governance and executive compensation matters, charters for each of the committees, and corporate ethics and compliance guidelines. Our ethics and compliance guidelines are published as the Corporate Objectives and Guidelines for Employee Conduct (the "Employee Guidelines"). This code of ethics applies to all our employees, including our principal executive, financial and accounting officers. Our employees receive periodic ethics training and follow-up questionnaires are distributed annually to various personnel in an effort to assure compliance with the guidelines. It is the Company's policy not to waive compliance with these guidelines. The Company also has a specialized code of ethics for financial executives that supplements the Employee Guidelines (the "Financial Executives Code"). In addition, we have ethics and compliance guidelines for our service providers.

     In July 2003, our Board of Directors formally adopted the Corporate Governance Guidelines of Teledyne Technologies Incorporated (the "Governance Guidelines"), which were developed by our Nominating and Governance Committee. These Governance Guidelines incorporate practices and policies under which our Board has operated since its inception, in addition to many of the concepts required by the Sarbanes-Oxley Act of 2002 and the New York Stock Exchange. Some of the principal subjects covered by the Governance Guidelines include:

     - Director qualification standards.

     - Director responsibilities.

     - Director access to management and independent advisors.

     - Director compensation.

     - Director orientation and continuing education.

     - Management succession.

     - Annual performance evaluation of the Board and Committees.

     Copies of our Governance Guidelines, our Employee Guidelines, our Finance Executives Code and our committee charters are available on our website at www.teledyne.com. If at any time you would like to receive a paper copy, free-of-charge, please write to John T. Kuelbs, Senior Vice President, General Counsel and Secretary, Teledyne Technologies Incorporated, 12333 West Olympic Boulevard, Los Angeles, California 90064-1021.

SARBANES-OXLEY DISCLOSURE COMMITTEE

     In September 2002, the Company formally constituted the Sarbanes-Oxley Disclosure Committee. Members include: John T. Kuelbs, Senior Vice President, General Counsel and Secretary; Dale A. Schnittjer, Vice President and Chief Financial Officer; Ivars R. Blukis, Chief Business Risk Assurance Officer; Robyn
E. Choi, Vice President, Administration and Human Resources and Assistant Secretary; Melanie S. Cibik, Vice President, Associate General Counsel and Assistant Secretary, Shelley D. Green, Treasurer; Brian A. Levan, Assistant Controller; and Jason VanWees, Director of Corporate Development and Investor Relations. Among its tasks, the Disclosure Committee will discuss and review disclosure issues to help the Company fulfill its disclosure obligations on a timely basis in accordance with SEC rules and regulations and is intended to be used as a resource for employees to raise questions regarding accounting, auditing, internal controls and disclosure matters.

     Since we became a public company in 1999, the Company has had a Corporate Ethics/Help Line, where questions or concerns about the Company can be raised confidentially and anonymously. The Ethics/Help line is available to all of our employees, as well as concerned individuals outside the Company. The toll-free help line number is 1-877-666-6968.

     The receipt of concerns about the Company's accounting, internal controls and auditing matters will be reported to the Audit Committee.

COMMUNICATIONS WITH THE BOARD

     Our Governance Guidelines provide that any interested parties desiring to communicate with our non-management directors may directly contact such directors through the Company's Secretary, John T. Kuelbs, whose address is:
Teledyne Technologies Incorporated, 12333 West Olympic Boulevard, Los Angeles, California 90064-1021.

                 ITEM 1 ON PROXY CARD -- ELECTION OF DIRECTORS

     The Board of Directors has nominated for election this year the class of three incumbent directors whose terms expire at the 2004 Annual Meeting.

     The three-year term of the class of directors nominated and elected this year will expire at the 2007 Annual Meeting.

     The three individuals who receive the highest number of votes cast will be elected. Broker non-votes are not counted as votes cast.

     If you sign and return your proxy card, the individuals named as proxies on the card will vote your shares for the election of the three named nominees, unless you provide other instructions. You may withhold authority for the proxies to vote your shares on any or all of the nominees by following the instructions on your proxy card. If a nominee becomes unable to serve, the proxies will vote for a Board-designated substitute or the Board may reduce the number of directors. The Board of Directors has no reason to believe that any nominee will be unable to serve.

     Background information about the nominees and continuing directors follows.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE THREE NOMINEES.

           NOMINEES -- TERMS EXPIRE AT 2007 ANNUAL MEETING (CLASS II)

Charles Crocker                                Charles Crocker has been Chairman and
Chairman and Chief Executive                   Chief Executive Officer of BEI
  Officer of BEI Technologies, Inc.            Technologies, Inc., a diversified
Director since 2001                            technology company, since March 2000. Mr.
Age: 65                                        Crocker served as Chairman, President and
                                               Chief Executive Officer of BEI Electronics
                                               from October 1995 to September 1997, at
                                               which time he became Chairman, President
                                               and Chief Executive Officer of BEI
                                               Technologies, Inc. Mr. Crocker serves as a
                                               director of Franklin Resources, Inc. and
                                               its subsidiary Fiduciary Trust
                                               International and Pope & Talbot, Inc. Mr.
                                               Crocker is a member of our Personnel and
                                               Compensation Committee and our Nominating
                                               and Governance Committee.

Robert Mehrabian                               Robert Mehrabian is the Chairman,
Chairman, President and Chief                  President and Chief Executive Officer of
  Executive Officer of the Company             TDY. He has been the President and Chief
Director since 1999                            Executive Officer of TDY since its
Age: 62                                        formation. He became Chairman of the Board
                                               on December 14, 2000. Prior to the
                                               spin-off of TDY by ATI in November 1999,
                                               Dr. Mehrabian was the President and Chief
                                               Executive Officer of ATI's Aerospace and
                                               Electronics segment since July 1999 and
                                               had served ATI in various senior executive
                                               capacities since July 1997. Before joining
                                               ATI, Dr. Mehrabian served as President of
                                               Carnegie Mellon University. He is also a
                                               director of Mellon Financial Corporation
                                               and PPG Industries, Inc.

Michael T. Smith                               Michael T. Smith is the retired Chairman
Retired Chairman of the Board and              of the Board and Chief Executive Officer
  Chief Executive Officer of Hughes            of Hughes Electronics Corporation. He had
  Electronics Corporation                      been elected to those positions in October
Director since 2001                            1997. Mr. Smith is also a director of
Age: 60                                        Alliant Techsystems Inc., Ingram Micro
                                               Corporation and FLIR Systems, Inc. Mr.
                                               Smith is a member of our Personnel and
                                               Compensation Committee and our Nominating
                                               and Governance Committee.

    CONTINUING DIRECTORS -- TERMS EXPIRE AT 2005 ANNUAL MEETING (CLASS III)

Robert P. Bozzone                              Robert P. Bozzone is Chairman of ATI. From
Chairman of Allegheny Technologies             December 6, 2000 through June 2001, he was
  Incorporated                                 Chairman, President and Chief Executive
Director since 1999                            Officer of ATI. Mr. Bozzone had been Vice
Age: 70                                        Chairman of the Board of ATI since August
                                               1996. He had served as Vice Chairman of
                                               Allegheny Ludlum Corporation, a subsidiary
                                               of ATI, since August 1994 and previously
                                               was President and Chief Executive Officer
                                               of Allegheny Ludlum. He is also a director
                                               of ATI, Water Pik Technologies, Inc., and
                                               of DQE, Inc., whose principal subsidiary
                                               is Duquesne Light Company. Mr. Bozzone is
                                               a member of our Audit Committee and our
                                               Personnel and Compensation Committee.

Frank V. Cahouet                               Frank V. Cahouet served as the Chairman,
Retired Chairman and Chief                     President and Chief Executive Officer of
  Executive Officer of Mellon                  Mellon Financial Corporation, a bank
  Financial Corporation                        holding company, and Mellon Bank, N.A.,
Director since 1999                            prior to his retirement on December 31,
Age: 71                                        1998. He is also a director of ATI, Avery
                                               Dennison Corporation, Korn Ferry
                                               International, and Saint-Gobain
                                               Corporation. Mr. Cahouet is Chair of our
                                               Audit Committee and a member of our
                                               Nominating and Governance Committee.

Charles J. Queenan, Jr.                        Charles J. Queenan, Jr. is Senior Counsel
Senior Counsel, Kirkpatrick &                  to Kirkpatrick & Lockhart LLP,
  Lockhart LLP                                 attorneys-at-law. Prior to his retirement
Director since 1999                            on December 31, 1995, he was a partner of
Age: 73                                        that firm. He is also a director of ATI,
                                               Water Pik Technologies, Inc., and Crane
                                               Co. Mr. Queenan is Chair of our Personnel
                                               and Compensation Committee and a member of
                                               our Audit Committee.

     CONTINUING DIRECTORS -- TERMS EXPIRE AT 2006 ANNUAL MEETING (CLASS I)

Diane C. Creel                                 Diane C. Creel is the Chairwoman,
President and Chief Executive                  President and Chief Executive Officer of
  Officer of Ecovation Inc.                    Ecovation Inc. (formerly AnAerobics,
Director since 1999                            Inc.), a waste treatment company. Prior to
Age: 55                                        joining Ecovation Inc. in May 2003, Ms.
                                               Creel served as Chief Executive Officer
                                               and President of EarthTech. Ms. Creel is
                                               also a director of ATI, Goodrich
                                               Corporation and a member of the Boards of
                                               the Corporations and Trusts that comprise
                                               the Fixed Income Funds of the American
                                               Funds Group of Capital Management Corp.
                                               Ms. Creel is Chair of our Nominating and
                                               Governance Committee and a member of our
                                               Personnel and Compensation Committee.

Paul D. Miller                                 Paul D. Miller is Chairman of the Board of
Chairman of the Board                          ATK (Alliant Techsystems, Inc.), an
  of ATK                                       aerospace and defense company. From
Director since 2001                            January 1999 until October 2003, he had
Age: 62                                        also been Chief Executive Officer of ATK.
                                               Prior to joining ATK, Admiral Miller
                                               served as Vice President of Litton Marine
                                               Systems and as President of Sperry Marine,
                                               Inc. from November 1994 through December
                                               1998, following a distinguished 30-year
                                               career with the U.S. Navy. Prior to
                                               retirement from the U. S. Navy, Admiral
                                               Miller served as Commander-in-Chief, U.S.
                                               Atlantic Command and NATO Supreme Allied
                                               Commander -- Atlantic. He also serves on
                                               the Boards of SunTrust Bank (Eastern
                                               Region) and Donaldson Company. Mr. Miller
                                               is a member of our Audit Committee and our
                                               Nominating and Governance Committee.

                      COMMITTEES OF OUR BOARD OF DIRECTORS

     Our Board of Directors has established an Audit Committee, a Nominating and Governance Committee and a Personnel and Compensation Committee. From time to time, our Board of Directors may establish other committees.

AUDIT COMMITTEE

     The members of the Audit Committee are:

        Frank V. Cahouet, Chair
        Robert P. Bozzone
        Paul D. Miller
        Charles J. Queenan, Jr.

     The Audit Committee held six meetings in 2003.

     The primary purpose of the Audit Committee is to assist the Board's oversight of the integrity of our financial statements, our compliance with legal and regulatory requirements, the qualification and the independence of our independent auditor, and the performance of our internal audit function and independent auditor. As provided in its charter, the Audit Committee is directly responsible for the appointment, retention, compensation, oversight, evaluation and termination of the Company's independent auditor (including resolving disagreements between management and the independent auditor regarding financial reporting). In carrying out its responsibilities, the Audit Committee undertakes to do many things, including:

     - Retain and approve the terms of the engagement and fees to be paid to the independent auditor.

     - Evaluate the performance of the independent auditor.

     - Receive written periodic reports from the independent auditor delineating all relationships between the independent auditor and the Company.

     - Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter.

     - Review the Company's annual audited financial statements and the report thereon and quarterly unaudited financial statements with the independent auditor and management prior to publication of such statements.

     - Discuss with management the earnings press releases (including the type of information and presentation of information).

     - Review major issues regarding accounting principles and financial statement presentations and judgments made in connection with the preparation of the Company's financial statements.

     - Meet periodically with management to review the Company's financial risk exposures and the steps management has taken to monitor and control such exposures.

     - Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

     The Audit Committee charter provides that TDY's senior internal auditing executive reports directly and separately to the Chair of the Audit Committee and the Chief Executive Officer of TDY. As required by the charter, our Audit Committee also has established procedures for the receipt, retention and treatment of complaints regarding accounting, internal controls and auditing matters. See "Corporate Governance -- Sarbanes-Oxley Disclosure Committee" at page 5. In accordance with its charter, the Audit Committee also discussed with management and Ernst & Young the replacement of the Ernst & Young coordinating partner, who with the conclusion of the 2003 audit had serviced the Company's account for five years. Beginning with 2004, there is a new coordinating partner servicing TDY. A copy of the amended and restated Charter of the Audit Committee is attached to this Proxy Statement as Annex A.

     The Audit Committee meets the size, independence and experience requirements of the New York Stock Exchange. The Board of Directors has determined that Frank V. Cahouet is an "audit committee financial expert" within the meaning of the SEC regulations and is "independent" under the New York Stock Exchange listing standards. The Board does not limit the number of audit committees on which members of our Audit Committee may serve. Besides our Audit Committee, each of Mr. Cahouet and Mr. Queenan simultaneously serves on the audit committee of two other public companies.

     The report of the Audit Committee is included under "Item 2 on Proxy Card -- Ratification of Appointment of Independent Auditors" at page 15.

NOMINATING AND GOVERNANCE COMMITTEE

     The members of the Nominating and Governance Committee are:

        Diane C. Creel, Chair
        Frank V. Cahouet
        Charles Crocker
        Paul D. Miller
        Michael T. Smith

     The Nominating and Governance Committee had three meetings in 2003.

     The Nominating and Governance Committee undertakes to:

     - Identify individuals qualified to become members of the Board of Directors and to make recommendations to the Board of Directors with respect to candidates for nomination for election at the next annual meeting of stockholders or at such other times when candidates surface and, in connection therewith, consider suggestions submitted by stockholders of the Corporation.

     - Develop and recommend to the Board of Directors corporate governance guidelines applicable to the Corporation.

     - Determine and make recommendations to the Board of Directors with respect to the criteria to be used for selecting new members of the Board of Directors.

     - Oversee the annual process of evaluation of the performance of the Corporation's Board of Directors and committees.

     - Make recommendations to the Board of Directors concerning the membership of committees of the Board and the chairpersons of the respective committees.

     - Make recommendations to the Board of Directors with respect to the remuneration paid and benefits provided to members of the Board in connection with their service on the Board or on its committees.

     - Administer the Corporation's formal compensation programs for directors, including the Non-Employee Director Stock Compensation Plan.

     - Make recommendations to the Board of Directors concerning the composition, organization and operations of the Board of Directors and its committees, including the orientation of new members and the flow of information.

     - Evaluate Board and committee tenure policies as well as policies covering the retirement or resignation of incumbent directors.

     The Nominating and Governance Committee will consider stockholder recommendations for nominees for director. Any stockholders interested in suggesting a nominee should follow the procedures outlined in "Other Information -- 2005 Annual Meeting and Stockholder Proposals" at page 44.

     The Nominating and Governance Committee utilizes a variety of methods for identifying and evaluating nominees for directors. The Committee periodically assesses the appropriate size of the Board and whether vacancies on the Board are expected due to retirement, change in professional status or otherwise. Candidates may come to the attention of the Committee through current Board members, members of TDY management, stockholders and other persons. The Committee to date has not engaged a professional search firm. These candidates are evaluated at meetings of the Committee and may be considered at any point during the year. As stated in the Governance Guidelines, nominees for director are to be selected on the basis of, among other criteria, experience, knowledge, skills, expertise, integrity, diversity, ability to make analytical inquiries, understanding of or familiarity with the Company's business products or markets or similar business products or markets, and willingness to devote adequate time and effort to Board responsibilities. The Committee may establish additional criteria and is responsible for assessing the appropriate balance of criteria required of Board members.

PERSONNEL AND COMPENSATION COMMITTEE

     The members of the Personnel and Compensation Committee are:

        Charles J. Queenan, Jr., Chair
        Robert P. Bozzone
        Diane C. Creel
        Charles Crocker
        Michael T. Smith

     The Personnel and Compensation Committee held three meetings and acted once by unanimous written consent in 2003.

     The Personnel and Compensation Committee's principal responsibilities include:

     - Making recommendations to the Board of Directors concerning executive management organization matters generally.

     - In the area of compensation and benefits, making recommendations to the Board of Directors concerning employees who are also directors of the Company, consulting with the Chief Executive Officer on matters relating to other executive officers, and making recommendations to the Board of Directors concerning policies and procedures relating to executive officers; provided, however, that the Committee shall have full decision-making powers with respect to compensation for executive officers to the extent such compensation is intended to be performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code.

     - Making recommendations to the Board of Directors regarding all contracts of the Company with any officer for remuneration and benefits (whether in the form of a pension, deferred compensation or otherwise) after termination of regular employment of such officer.

     - Making recommendations to the Board of Directors concerning policy matters relating to employee benefits and employee benefit plans, including incentive compensation plans and equity based plans.

     - Administering the Company's formal incentive compensation programs, including equity based plans.

     - Serving as "Named Fiduciary" under the Employee Retirement Income Security Act of 1974, as amended, ("ERISA") of all "employee benefit plans," as defined in Section 3(3) of ERISA, maintained by the Company with respect to both plan administration and control and management of plan assets.

     The Committee shall also perform such additional duties and have such additional responsibilities and functions as the Board of Directors may from time to time determine.

                             DIRECTOR COMPENSATION

     Directors who are not our employees are paid an annual retainer fee of $24,000. Directors are also paid $1,200 for each Board meeting, Audit Committee meeting, Personnel and Compensation Committee meeting and $1,000 for each Nominating and Governance Committee meeting attended. Each non-employee chair of the Audit Committee and the Personnel and Compensation Committee is paid an annual fee of $3,500. The non-employee chair of the Nominating and Governance Committee is paid an annual fee of $2,500. Directors who are our employees do not receive any compensation for their services on our Board or its committees.

     The non-employee directors also participate in the Teledyne Technologies Incorporated 1999 Non-Employee Director Stock Compensation Plan, as amended. In lieu of cash annual retainer fees, cash Committee chair fees and cash meeting fees, this plan permits non-employee directors to elect to receive shares of our Common Stock and/or stock options or to defer compensation under the Teledyne Technologies Incorporated Executive Deferred Compensation Plan (including a phantom share fund); provided, however, that at least 25% of the annual retainer fee must be paid in the form of our Common Stock and/or options to acquire our Common Stock. It also provides for certain automatic stock option grants for 4,000 shares of our Common Stock at the end of each Annual Meeting of Stockholders. If a non-employee director is first elected other than at an annual meeting, such non-employee director would receive an automatic option grant for 2,000 shares of our Common Stock.

                            ITEM 2 ON PROXY CARD --
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

     The Audit Committee has appointed Ernst & Young LLP ("Ernst & Young") as the Company's independent auditor for fiscal 2004. Ernst & Young has served as independent auditor for the Company since the November 29, 1999 spin-off. The firm had also served as independent auditors for ATI and predecessors since 1980. The Audit Committee believes that Ernst & Young is knowledgeable about the Company's operations and accounting practices and is well qualified to act in the capacity of independent auditor.

     Although the appointment of independent auditor is not required to be approved by the stockholders, the Audit Committee and the Board of Directors believe that stockholders should participate in such selection through ratification. The proposal to ratify the Audit Committee's appointment of Ernst & Young will be approved by the stockholders if it receives the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal. If you sign and return your proxy card, your shares will be voted (unless you indicate to the contrary) to ratify the selection of Ernst & Young as independent auditors for fiscal 2004. If you specifically abstain from voting on the proposal, your shares will, in effect, be voted against the proposal. Broker non-votes will not be counted as being entitled to vote on the proposal and will not affect the outcome of the vote. If the stockholders do not ratify the appointment of Ernst & Young, the Audit Committee will reconsider the appointment of an independent auditor. It is expected that representatives of Ernst & Young will be present at the meeting and will have an opportunity to make a statement and respond to appropriate questions.

                       THE BOARD OF DIRECTORS RECOMMENDS
                   A VOTE FOR RATIFICATION OF THE APPOINTMENT
                          OF THE INDEPENDENT AUDITOR.

FEES BILLED BY INDEPENDENT AUDITOR

     The following table sets forth fees billed to the Company by Ernst & Young for professional services rendered for 2003 and 2002 (in thousands).

                                                           2003       2002
                                                         --------   --------
Audit Fees (1).........................................  $  726.3   $  722.4
Audit-Related Fees
  Statutory audits (Bermuda and United Kingdom
     Subsidiaries).....................................      60.3       39.2
  Employee Benefit Plan Financial Statement Audits.....      66.5       72.3
  Environmental Financial Assurances...................       5.9        5.9
  SEC registration -- Form S-8.........................       8.0         --
  Sarbanes-Oxley Act Section 404 Assistance............      15.2         --
                                                         --------   --------
Total Audit-Related Fees...............................     155.9      117.4
                                                         --------   --------
Tax Fees (2)...........................................      24.8       24.1
All Other Fees (3).....................................     195.4      458.2
                                                         --------   --------
Total..................................................  $1,102.4   $1,322.1
                                                         ========   ========
Total Audit and Audit-Related Fees.....................  $  882.2   $  839.8
                                                         ========   ========

---------------

(1) Aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements and for the reviews of financial statements included in the Company's quarterly reports on Form 10-Q and accounting consultations on matters reflected in the financial statements.

(2) In 2003, fees related to advice rendered on the extraterritorial income exclusion and general tax compliance and planning advice. In 2002, fees related to tax advice on a potential foreign subsidiary, the filing of a net operating loss carry back refund claim and general tax compliance and planning advice.

(3) Services in 2003 related to financial due diligence assistance in connection with the Company's acquisitions. Services in 2002 included assistance related to a legal matter and acquisition due diligence.

AUDIT COMMITTEE PRE-APPROVAL POLICIES

     In October 2002, the Company's Audit Committee adopted guidelines relating to the rendering of services by external auditors. The guidelines require the approval of the Audit Committee prior to retaining any firm to perform any Audit Services. "Audit Services" include the services necessary to audit the consolidated financial statements of the Corporation and its subsidiaries for a specified fiscal year and the following audit and audit-related services: (a) Statement on Auditing Standards No. 71 quarterly review services; (b) regulatory and employee benefit plan financial statement audits; and (c) compliance and statutory attestation services for the Corporation's subsidiaries. Subject to limited exceptions, the guidelines further provide that the Audit Committee must pre-approve the engagement of Ernst & Young to provide any services other than Audit Services. The Chair of the Audit Committee may, however, pre-approve the engagement of Ernst & Young for such non-audit services to the extent the fee is reasonably expected to be less than $150,000. If the fee for any non-audit services is reasonably expected to be $250,000 or more, the Company must seek at least one competing bid from another firm prior to engaging Ernst & Young, unless there are exceptional circumstances or if it relates to the public offering of the Company's securities. The guidelines prohibit the Company from engaging Ernst & Young to perform any of the following non-audit services or other services that the Public Company Oversight Board determines by regulation to be prohibited: bookkeeping or other services related to accounting records or financial statements of the Corporation; financial information systems design and implementation; appraisal or valuation services, fairness opinions, or contribution-in-kind reports; actuarial services; internal auditing outsourcing services; management functions or human resources; broker or dealer, investment advisor, or investment banking services; or legal services and expert services unrelated to the audit.

     For 2003, all audit and non-audit services rendered by Ernst & Young were pre-approved in accordance with the Company's guidelines.

     In making its recommendation to ratify the appointment of Ernst & Young as the Company's independent accountants for the fiscal year ending January 2, 2005, the Audit Committee considered whether the provision of non-audit services by Ernst & Young is compatible with maintaining Ernst & Young's independence.

AUDIT COMMITTEE REPORT

     The following report of the Audit Committee is included in accordance with the rules and regulations of the Securities and Exchange Commission. It is not incorporated by reference into any of the Company's registration statements under the Securities Act of 1933.

                           REPORT OF AUDIT COMMITTEE

     The following is the report of the Audit Committee with respect to the audited financial statements for the fiscal year ended December 28, 2003 (the "Financial Statements") of Teledyne Technologies Incorporated (the "Company").

     The responsibilities of the Audit Committee are set forth in the Audit Committee Charter, as amended and restated as of December 17, 2003, which has been adopted by the Board of Directors. A copy of the charter is attached to the Proxy Statement as Annex A. The Audit Committee is comprised of five directors. The Company's Board of Directors has determined that the members of the Audit Committee are independent in accordance with the applicable rules of the New York Stock Exchange.

     Management is responsible for the preparation, presentation and integrity of the Company's financial statements, the Company's internal controls and financial reporting process and the procedures designed to assure compliance with accounting standards and applicable laws and regulations. Ernst & Young LLP ("Ernst & Young"), the Company's independent accountants, are responsible for performing an independent audit of the Company's Financial Statements and expressing an opinion as to their conformity with generally accepted accounting principles. The Audit Committee reviewed and discussed the Company's Financial Statements with management and Ernst & Young, and discussed with Ernst & Young the matters required to be discussed by Statement of Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU Section 380), as amended. The Audit Committee has received written disclosures and the letter from Ernst & Young required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Ernst & Young the independent accountants' independence.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not, and do not represent themselves to be, performing the functions of auditors or accountants. Members of the Audit Committee may rely without independent verification on the information provided to them and on the representations made by management and Ernst & Young. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent".

     Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Financial Statements be included in the Company's Annual Report on Form 10-K for the year ended December 28, 2003 for filing with the Securities and Exchange Commission.

     Submitted by the Audit Committee of the Board of Directors:*

        Frank V. Cahouet, Chair
        Robert P. Bozzone
        Paul D. Miller
        Charles J. Queenan, Jr.

February 24, 2004

---------------

* At the time the report was issued, Charles H. Noski was a member of the Audit Committee. Effective February 27, 2004, he resigned as a director due to the demands of his position as Corporate Vice President and Chief Financial Officer of Northop Grumman Corporation, a position that he assumed in December 2003. Since Mr. Noski did not attend the Committee meeting on February 24, 2004, and resigned shortly thereafter, he did not sign the report.

                                 OTHER BUSINESS

     The Company knows of no business that may be presented for consideration at the meeting other than the two action items indicated in the Notice of Annual Meeting. If other matters are properly presented at the meeting, the persons designated as proxies in your proxy card may vote at their discretion.

     Following adjournment of the formal business meeting, Dr. Robert Mehrabian, Chairman, President and Chief Executive Officer of TDY, will address the meeting and will hold a general discussion period during which the stockholders will have an opportunity to ask questions about the Company and its business.

                          STOCK OWNERSHIP INFORMATION

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The rules of the Securities and Exchange Commission require that Teledyne Technologies disclose late filings of reports of stock ownership (and changes in stock ownership) by its directors and statutory insiders. To the best of the Company's knowledge, all of the filings for the Company's directors and statutory insiders were made on a timely basis in 2003.

FIVE PERCENT OWNERS OF COMMON STOCK

     The following table sets forth the number of shares of our Common Stock owned beneficially by each person known to us to own beneficially more than five percent of our outstanding Common Stock. As of February 27, 2004, the Company had received notice that the individuals and entities listed in the following table are beneficial owners of five percent or more of TDY Common Stock. In general, "beneficial ownership" includes those shares that a person has the power to vote or transfer, and options to acquire Common Stock that are exercisable currently or within 60 days.

                                                     NUMBER OF   PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                  SHARES     OF CLASS
------------------------------------                 ---------   --------
Barclays Global Investors, N.A. et al (1)..........  2,639,917     8.1%
45 Fremont Street
San Francisco, CA 94105

Putnam, LLC d/b/a Putnam Investments (2)...........  1,612,785     5.0%
One Post Office Square
Boston, MA 02109

Singleton Group LLC (3)............................  1,999,990     6.2%
335 North Maple Drive, Suite 177
Beverly Hills, CA 90210

---------------

1. Barclays Global Investors, NA, Barclay Global Fund Advisors and Barclays Bank plc, together with affiliated entities, filed a Schedule 13G on February 13, 2004. Barclays Global Investors, NA reported sole voting and dispositive power with respect to 1,679,643 shares, Barclays Global Fund Advisors reported sole voting and dispositive power with respect to 533,881 shares, and Barclays Bank plc reported sole voting and dispositive power with respect to 19,800 shares.

2. Putnam, LLC d/b/a Putnam Investments filed a Schedule 13G on February 13, 2004, on behalf of itself and its parent company, Marsh & McLennan Companies, Inc., and its two registered-investment-adviser subsidiaries, Putnam Investment Management, LLC. and The Putnam Advisory Company, LLC. The report states that both registered investment advisers have dispositive power over the shares as investment managers, but each of Putnam Investment Management, LLC's mutual fund trustees have voting power over the shares held by each fund, and The Putnam Investment Advisory Company, LLC. has shared voting power over the shares held by institutional clients. Putnam Investment Management LLC reported shared voting power as to 120,114 shares and shared dispositive power as to 1,067,839 shares. Putnam Advisory Company, LLC. reported shared voting power as to 468,375 shares and shared dispositive power as to 544,946 shares.

3. Singleton Group LLC, jointly with William W. Singleton, Carolyn W. Singleton and Donald E. Rugg, filed a Schedule 13G on April 19, 2000. Mr. Singleton, Mrs. Singleton and Mr. Rugg reported that they share voting and dispositive power with respect to 1,999,990 shares in their capacities as managers of Singleton Group LLC. Mr. Rugg reported that he owned an additional 45 shares of TDY Common Stock directly, with respect to which he has sole voting and dispositive power.

STOCK OWNERSHIP OF MANAGEMENT

     The following table shows the number of shares of Common Stock reported to the Company as beneficially owned by (i) each of our directors and named executives and (ii) all of our directors and named executives as a group, in each case based upon the beneficial ownership of such persons of Common Stock as reported to us as of February 27, 2004, including shares as to which a right to acquire ownership exists (for example, through the exercise of stock options) within the meaning of Rule 13d-3(d)(1) under the Securities Exchange Act of 1934.

                                                           NUMBER OF     PERCENT OF
BENEFICIAL OWNER                                             SHARES        CLASS
----------------                                           ---------     ----------
Robert Mehrabian........................................     704,156(1)     2.2%
John T. Kuelbs..........................................     251,397(2)       *
Dale A. Schnittjer......................................      98,159(3)       *
James M. Link...........................................      41,802(4)       *
Aldo Pichelli...........................................      71,015(5)       *
Robert P. Bozzone.......................................     779,451(6)     2.4%
Frank V. Cahouet........................................      61,159(7)       *
Diane C. Creel..........................................      18,168(8)       *
Charles Crocker.........................................      16,553(9)       *
Paul D. Miller..........................................     24,604(10)       *
Charles H. Noski (11)...................................      8,193(11)       *
Charles J. Queenan, Jr. ................................    121,955(12)       *
Michael T. Smith........................................     21,490(13)       *
All directors and executives
  as a group (13 persons)...............................  2,218,102(14)     6.8%

---------------

 *  Less than one percent.

 1. The amount includes 76,380 shares held by The Mehrabian Family Trust, of which Dr. Mehrabian and his wife are trustees. The amount also includes 550,292 shares of our Common Stock underlying stock options.

 2. The amount includes 40,970 shares held jointly by Mr. Kuelbs and his wife and 148,500 shares of our Common Stock underlying stock options. The amount also includes 2,525 shares owned by his wife, beneficial ownership of which is disclaimed.

 3. The amount includes 70,995 shares of our Common Stock underlying stock options.

 4. The amount includes 23,776 shares of our Common Stock underlying stock options.

 5. The amount includes 57,087 shares of our Common Stock underlying stock options.

 6. The amount includes 342,125 shares held by the Robert P. Bozzone Grantor Retained Annuity Trust I and 16,000 shares of our Common Stock underlying stock options.

    The amount also includes 34,285 shares held by Mr. Bozzone's wife, beneficial ownership of which is disclaimed.

 7. This amount includes 15,527 shares held by a revocable trust, of which Mellon Bank, N.A. is trustee. The amount also includes 45,632 shares of our Common Stock underlying stock options.

 8. The amount includes 16,000 shares of our Common Stock underlying stock options.

 9. The amount includes 14,584 shares of our Common Stock underlying stock options.

10. The amount includes 24,604 shares of our Common Stock underlying stock options.

11. Mr. Noski resigned as a director effective February 27, 2004, the date for which the information in the table is provided. The amount includes 2,193 shares held by a revocable trust, of which Mr. Noski and his wife are trustees. This amount also includes 6,000 shares of our Common Stock underlying stock options.

12. The amount includes 94,320 shares held jointly by Mr. Queenan and his wife and 16,000 shares of our Common Stock underlying stock options. The amount also includes 10,028 shares owned by Mr. Queenan's wife, beneficial ownership of which is disclaimed.

13. The amount includes 18,503 shares of our Common Stock underlying stock options. The amount also includes 200 shares owned by Mr. Smith's wife, beneficial ownership of which is disclaimed.

14. This amount includes an aggregate of 1,007,973 shares of our Common Stock underlying stock options. The amount shown include shares to which beneficial ownership is disclaimed as follows: 2,525 shares owned by Mr. Kuelbs' wife; 34,285 shares owned by Mr. Bozzone's wife; 10,028 shares owned by Mr. Queenan's wife; and 200 shares owned by Mr. Smith's wife. See also footnotes 1, 2, 6, 7, 11 and 12 for the number of shares held jointly and in trusts.

     PHANTOM SHARES. Under the Teledyne Technologies Incorporated Non-Employee Director Stock Compensation Plan, non-employee directors may elect to defer payment of up to 75% of their annual retainer fees and Committee chair fees and 100% of their meeting fees under the Teledyne Technologies Incorporated Executive Deferred Compensation Plan (the "Deferred Compensation Plan"). Under the Deferred Compensation Plan, non-employee directors may elect to have their deferred monies treated as though they are invested in TDY Common Stock (called the "TDY Common Stock Phantom Fund"). Deferrals to the TDY Common Stock Phantom Fund mirror actual purchases of stock, but no actual stock is issued. There are no voting or other stockholder rights associated with the Fund. As of February 27, 2004, the following directors had the following number of phantom shares of TDY Common Stock under the Deferred Compensation Plan: Charles H.
Noski -- 592.636 phantom shares; and Paul D. Miller -- 773.8386 phantom shares.

2003 REPORT ON EXECUTIVE COMPENSATION

     The following report of the Personnel and Compensation Committee is included in accordance with the rules and regulations of the Securities and Exchange Commission. It is not incorporated by reference into any of the Company's registration statements under the Securities Act of 1933. The report intentionally makes no reference to Robert J. Naglieri, who resigned as the Company's Senior Vice President and Chief Financial Officer, effective July 7, 2003.

                     2003 REPORT ON EXECUTIVE COMPENSATION

     This report on executive compensation is furnished by the Personnel and Compensation Committee of the Board of Directors of Teledyne Technologies Incorporated ("TDY" or the "Company"). This report is not incorporated by reference into any of TDY's registration statements filed under the Securities Act of 1933.

     Effective November 29, 1999, the Company was spun-off from Allegheny Teledyne Incorporated, now known as Allegheny Technologies Incorporated ("ATI"). In connection with the spin-off, TDY's executive compensation program was established, which had its genesis in the program established by ATI. Pursuant to the Employee Benefits Agreement dated November 29, 1999, between TDY and ATI executed in connection with the spin-off (the "Employee Benefits Agreement"), the Company was contractually required to take various actions with respect to certain executive benefit plans and programs. Since the spin-off, the Committee has approved various modifications to the Company's executive compensation program to enable the Company to be more competitive and aligned with high technology businesses and, thus, better assure attraction and retention of quality management. The Committee did not engage any outside executive compensation consultant with respect to TDY's original adoption of its executive compensation program, although Hewitt Associates LLC had provided advice and data to ATI about executive compensation in connection with the spin-off. Subsequently, Hewitt Associates LLC has reviewed TDY's current executive compensation program from a competitive marketplace perspective. In addition, Hewitt Associates LLC and Watson Wyatt & Company each have from time to time provided TDY with compensation and benefits advice and data. The Committee also has considered publicly available market and other data on executive compensation matters.

     The companies used by Hewitt Associates LLC and Watson Wyatt & Company for comparative purposes are based for the most part on size and industries in which the Company operates. Such peer group is not used for the purposes of the Company's performance graph included in this Proxy Statement under the caption "Cumulative Total Stockholder Return". The Company's performance graph does compare the Company's performance to the Russell 2000 Index, which is a performance measure under the Company's long-term incentive compensation programs described below.

COMMITTEE CHARTER

     The Committee has a written charter that delineates its responsibilities relating to TDY's compensation and benefits programs. The Committee's principal responsibilities are summarized elsewhere in this Proxy Statement under the caption "Committees of the Board of Directors - Personnel and Compensation Committee." A full copy of the charter is also posted on the Company's website at www.teledyne.com.

EXECUTIVE COMPENSATION POLICY

     The Committee has determined that total compensation for TDY executives would be comprised of three general characteristics:

     - It will be competitive in the aggregate, using a set of business and labor market competitors (by industry segment, as appropriate) to gauge the competitive marketplace.

     - It will be performance oriented, with a substantial portion of the total compensation tied to internal and external measures of Company performance.

     - It will promote long-term careers at TDY.

     Consistent with these characteristics, the Committee adopted the following policies for base salaries, short-term incentives and long-term incentives.

     BASE SALARY. Base salary for all management positions will be at the unit's industry/market median for comparable positions unless there are sound reasons, such as competitive factors, for varying significantly from industry medians. The Committee's judgment will always be the guiding factor in base salary determinations, as well as any other compensation issue. The Committee believes that no system should be so rigid that it prevents the use of judgment.

     SHORT-TERM INCENTIVES. Annual Incentive Plan ("AIP") awards will allow for competitive cash compensation, based on the achievement of pre-defined performance measures, with up to 200% of the target award paid in the case of significant over-achievement. The majority of the award will be based on TDY's achievement of certain financial performance goals, with a smaller portion tied to the achievement of pre-established individual goals. For 2003, 40% of the awards were tied to the achievement of predetermined levels of operating profit, 25% to the achievement of predetermined levels of revenue, 15% to the achievement of predetermined levels of accounts receivable and inventory as a percentage of revenue and 20% to the achievement of specified individual performance objectives. A discretionary adjustment of plus or minus 20% is allowed, though aggregate upward adjustments will not exceed 5%. For 2003, AIP awards were paid from a pool equal to 11% of operating profit (which percentage was unchanged from 2002). For 2004, the pool will also be 11% of operating profit, subject to modification by the Committee. No AIP bonus will be earned in any year unless operating profit is positive, after accruing for bonus payments, and operating profit is at least 75% of the operating plan, subject in each case to modification by the Committee.

     LONG-TERM INCENTIVES. TDY has two long-term incentive plans that have been approved by its stockholders: (1) the Teledyne Technologies Incorporated 1999 Incentive Plan, as amended (the "1999 Incentive Plan"), and (2) the Teledyne Technologies Incorporated 2002 Stock Incentive Plan ("2002 Stock Incentive Plan"). Starting in 2003, any stock options grants, any performance share awards for cycles ending after December 31, 2002 and any new restricted stock awards are generally made under the 2002 Stock Incentive Plan.

     Long-term incentives consist of three components:

     Stock options are to be awarded annually to a broader group of key employees who are nominated by management to receive awards and whose awards the Committee approves. In practice, the amount of the award generally depends on the employee's salary grade and position. In 2003, stock options awards were reduced by approximately 15%, because of the potential of having to expense stock options. A similar reduction has already been made for 2004 awards.

     A three-year Performance Share Program ("PSP") opportunity, with a new "cycle" beginning every three years, is available to selected officers and key executives. The PSP provides grants of performance share units, which key Company officers and executives may earn if TDY meets specified performance objectives over a three-year period. Forty percent of the PSP award is based on the achievement of specified levels of operating profit, 30% on the achievement of specified levels of revenue and 30% on the achievement of specified levels of return to shareholders. No awards are made if the three-year aggregate operating profit is less than 75% of target, unless the Committee determines otherwise. A maximum of 200% for each component can be earned if 120% of the target is achieved. Under the 2000 through 2002 cycle, for the three-year aggregate return to shareholders performance measure, the S&P SmallCap 600 Index (in which TDY is included) had been the benchmark. For the 2003-2005 cycle, the Russell 2000 Index is the benchmark. Awards are generally paid to the participants in three annual installments after the end of the performance cycle so long as they remain employed by TDY (with exceptions for retirement, disability and death). As to the 2000-2002 cycle, two-thirds of the award will be paid in TDY Common Stock and one-third will be paid in cash. For 2003-2005 and future cycles, one-half will be paid in TDY Common Stock and one-half will be paid in cash.

     A Restricted Stock Award Program ("RSAP") opportunity has also been established for selected officers and key executives, which was first approved and adopted by the Committee in 2000. The RSAP provides grants of "restricted stock", generally each calendar year, to selected officers and key executives at an aggregate fair market value equal to 30% of each recipient's annual base salary as of the date of the grant, unless otherwise determined by the Committee. The restrictions are subject to both a time-based and performance-based component. In general, the "restricted period" for each grant of restricted stock extends from the date of the grant to the third anniversary of such date, with the restrictions lapsing on the third anniversary. However, unless the Committee determines otherwise, if TDY fails to meet certain minimum performance goals for a multi-year performance cycle (typically three years) established by the Committee as applicable to a restricted stock award, then all of the restricted stock is forfeited. If TDY achieves the minimum established performance goals, but fails to attain an aggregate level of 100% of the targeted performance goals, then a portion of the restricted stock would be forfeited.

     A participant cannot transfer the restricted stock during the restricted period. In addition, during the restricted period, restricted stock will be forfeited upon a participant's termination of employment for any reason. However, if the participant dies, becomes disabled or retires prior to the expiration of the applicable performance cycle, the amount of the participant's restricted stock that is not subject to forfeiture at the end of the performance cycle will be pro-rated for the portion of the performance cycle completed by the participant prior to his death, disability or retirement and that amount will become vested at the end of the performance cycle. Upon expiration of the restricted period, absent any forfeiture, the Company will deliver to the recipient of restricted stock one or more stock certificates for the appropriate number of shares of TDY Common Stock, as determined by the Committee based on achievement of the specified performance objectives. The RSAP replaces, and is the successor to, the Stock Acquisition and Retention Program established by ATI (the "ATI SARP"), which the Company assumed in part as described below in connection with the spin-off.

2003 COMPENSATION

  SHORT-TERM INCENTIVES

     ANNUAL INCENTIVE PLAN. For 2003, AIP awards ranged from 28% to 162% of the target incentives because the targets and levels of achievement varied by business unit. For 2003,

AIP awards were determined as follows: 40% of the award was tied to the achievement of predetermined levels of operating profit, 25% to the achievement of predetermined levels of revenue, 15% to the achievement of predetermined levels of accounts receivable and inventory as a percentage of revenue and 20% to the achievement of specific individual performance objectives. For 2003, AIP awards were paid from a pool equal to 11% of operating profit. The bonus column of the Summary Compensation Table contains any AIP award for 2003 to the named executives.

  LONG-TERM INCENTIVES

     STOCK OPTIONS. At the beginning of 2003, under the 2002 Stock Incentive Plan, TDY made one annual award of stock options for an aggregate of 525,625 shares of Common Stock to a total of 259 employees.

     PERFORMANCE SHARE PROGRAM. TDY's first three-year "cycle" under the PSP commenced January 1, 2000 and ended December 31, 2002. As described above, the PSP award is based on achievement of specified levels of operating profit, revenue and return to shareholders during the three-year period. With respect to the 2000-2002 cycle, the Committee waived the requirement that TDY meet 75% of operating profit target, and determined that 80% of target performance was met. In making this determination, the Committee recognized management's hard work and perseverance in adverse market conditions as well as a change in TDY's strategic direction. All of the named executives in the Summary Compensation Table participate in the 2000-2002 PSP, although the PSP award to Mr. Link has been proportionately reduced since he joined TDY after the cycle commenced. The first installment payment of awards was paid in 2003. An aggregate of 55,717 shares was issued in 2003 under 2000-2002 PSP to 26 participants. Of the named executives in the Summary Compensation Table, Dr. Mehrabian was issued 10,161 shares, Mr. Kuelbs-6,327 shares, Mr. Schnittjer-2,565 shares and Mr. Link-2,058 shares. Mr. Pichelli did not participate in the 2000-2002 PSP.

     In December 2002, under the 2002 Stock Incentive Plan, the Committee established a performance cycle for the three-year period ending December 31, 2005, with the same performance goals as for the prior cycle (but using the Russell 2000 Index as the performance index for the return to shareholders goal). All of the named executives in the Summary Compensation Table participate in the 2003-2005 PSP, with payments, if any, to be made in 2006, 2007 and 2008.

     RESTRICTED STOCK AWARD PROGRAM. The three-year performance cycle for the restricted stock awards made on July 25, 2000 ended on December 31, 2002, and restrictions lapsed on July 25, 2003. As with the PSP and for the same reasons, the Committee waived the requirement that TDY meet 75% of operating profit target, and determined that 80% of target performance was met. Consequently, 20% of the awarded restricted shares were forfeited at year-end 2003. On July 25, 2003, restrictions were removed from shares of TDY Common Stock issued to the named executives in the Summary Compensation Table (taking into account the 20% forfeiture): Dr. Mehrabian (7,695 shares); Mr. Kuelbs (4,244 shares); and Mr. Schnittjer (2,384 shares).

     On February 25, 2003, TDY granted restricted stock under the RSAP to selected officers and key executives. Each participant received a grant of restricted stock equal to 30% of his or her annual base salary as of the date of grant. The performance period for such restricted stock grant ends December 31, 2005, and restrictions on any shares not otherwise forfeited lapse on February 25, 2006. In order for the recipients of grants to retain all the restricted stock granted, the Company three-year aggregate return to shareholders (as measured by its stock price) must equal or exceed the Russell 2000 Index. If TDY's aggregate return to shareholders (as measured by its stock price) does not equal at least 35% of the performance of the Russell 2000 Index for the cycle, the award will be forfeited in full. If the Company's return is between 35% and 100% of the Russell 2000 Index for the cycle, a portion of the shares will be forfeited. An aggregate of 65,526 shares of restricted stock are currently issued and outstanding (excluding 7,032 shares to a participant whose employment terminated). Of the named executives in the Summary Compensation Table, Dr. Mehrabian (13,298 shares), Mr. Kuelbs (7,484 shares), Mr. Schnittjer (4,510 shares), Mr. Link (5,635 shares) and Mr. Pichelli (3,831 shares) were granted restricted stock.

     The terms of the February 25, 2003 award were identical to a grant of restricted stock made on January 22, 2002 under the RSAP to selected officers and key executives. The performance period for the 2002 restricted stock grant ends December 31, 2004, and restrictions on any shares not otherwise forfeited lapse on January 22, 2005. An aggregate of 53,305 shares of restricted stock are currently issued and outstanding (excluding 9,106 shares to two participants whose employment terminated). Of the named executives in the Summary Compensation Table, Dr. Mehrabian (10,330 shares), Mr. Kuelbs (5,866 shares), Mr. Schnittjer (3,518 shares), Mr. Link (4,205 shares) and Mr. Pichelli (2,832 shares) were granted restricted stock.

     ATI SARP. As a result of the spin-off, under the Employee Benefits Agreement, seven TDY executives (including three now retired executives) who had purchased or designated shares of ATI stock under the ATI SARP received distributions of common stock of TDY and Water Pik Technologies, Inc. ("Water Pik") on the purchased or designated ATI shares. The shares that they received in the spin-off as well as the original shares continue to be held as collateral for loans for purchased shares, all of which are retained by ATI, until the loans are fully paid. Restricted shares issued under the ATI SARP were converted into shares of TDY Common Stock and, except as provided below, continue to bear the restrictions set forth in the original ATI SARP. In 2000, the Committee took action to permit TDY executives who participated in the ATI SARP to use ATI and Water Pik shares that they had purchased under the ATI SARP to pay down loans for purchased shares, whether or not such shares had been held for five years as otherwise required by the ATI SARP. The Committee also released the transfer restrictions on ATI and Water Pik shares that TDY participants held as designated stock under the ATI SARP. Shares of TDY Common Stock that were purchased or designated under the ATI SARP continue to be held in accordance with the ATI SARP, except as provided below. In accordance with the terms of the ATI SARP, upon their retirement in 2001, three former TDY executives paid off their ATI loans and the restrictions on their shares of TDY Common Stock were removed. In 2003, restrictions lapsed on an aggregate of 27,393 shares of TDY Common Stock held by three executives, including Dr. Mehrabian (10,537 shares).

CHANGE IN CONTROL SEVERANCE AGREEMENTS

     After the spin-off, the Committee recommended and the Board of Directors approved Change in Control Severance Agreements for the named executives (other than Messrs. Link and Pichelli) and selected other key executives. The Agreement for Mr. Link was approved when he joined the Company and the Agreement for Mr. Pichelli was approved in 2002. In entering into the Agreements, the Committee desired to assure that

TDY would have the continued dedication of certain executives and the availability of their advice and counsel, notwithstanding the possibility of a change in control, and to induce such executives to remain in the employ of the Company. The Committee believes that, should the possibility of a change in control arise, it is imperative that TDY be able to receive and rely upon its executives' advice, if requested, as to the best interests of the Company and its stockholders without the concern that he or she might be distracted by the personal uncertainties and risks created by the possibility of a change in control. The Committee also considered arrangements offered to similarly situated executives of comparable companies. The Agreements have a three-year, automatically renewing term. The executive is entitled to severance benefits if
(1) there is a change in control of the Company and (2) within three months before or 24 months after the change in control, either the Company terminates the executive's employment for reasons other than cause or the executive terminates the employment for good reason. "Severance benefits" consist of:

     - A cash payment equal to three times (in the case of Dr. Mehrabian, Messrs. Kuelbs, Schnittjer and Link and one other executive) or two times (in the case of Mr. Pichelli and eight other executives) the sum of (i) the executive's highest annual base salary within the year preceding the change in control and (ii) the AIP bonus target for the year in which the change in control occurs or the year immediately preceding the change in control, whichever is higher.

     - A cash payment for the current AIP bonus based on the fraction of the year worked times the AIP target objectives at 120% (with payment of the prior year bonus if not yet paid).

     - Payment in cash for unpaid PSP awards, assuming applicable goals are met at 120% of performance.

     - Continued equivalent health and welfare (e.g., medical, dental, vision, life insurance and disability) benefits at TDY's expense for a period of up to 36 months (24 months in some agreements) after termination (with the executive bearing any portion of the cost the executive bore prior to the change in control); provided, however, such benefits would be discontinued to the extent the executive receives similar benefits from a subsequent employer.

     - Immediate vesting of all stock options, with options being exercisable for the full remaining term.

     - Removal of restrictions on restricted stock issued by the Company under the ATI Stock Acquisition and Retention Program or our Restricted Stock Award Programs.

     - Full vesting under the Company's pension plans (within legal parameters).

     - Up to $25,000 ($15,000 in some agreements) reimbursement for actual professional outplacement services.

     - A "gross-up payment" to cover any excise taxes imposed on the executive by Section 4999 of the Internal Revenue Code, as well as income taxes on the gross-up payment, and any interest and penalties.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     EMPLOYMENT AGREEMENT. The Company and Robert Mehrabian, Chairman, President and Chief Executive Officer, are parties to an Amended and Restated Employment Agreement dated as of April 25, 2001 (the "Employment Agreement"), which amended and restated the Employment Agreement dated as of December 21, 1999 that had been recommended and approved by the Committee. The Employment Agreement provides that the Company shall employ him as the Chairman, President and Chief Executive Officer and supplements his Change in Control Severance Agreement dated as of December 21, 1999. It provides that Dr. Mehrabian is entitled to participate in TDY's AIP and other executive compensation programs and provides him a nonqualified pension arrangement as described below. The employment agreement terminated on December 31, 2003, but was and will automatically be extended annually unless either party gives the other written notice prior to October 31 that it will not be extended for the next year.

     BASE SALARY AND BONUS. The Committee determined Dr. Mehrabian's 2003 compensation in accordance with the general compensation philosophy described above. Effective September 1, 2003, Dr. Mehrabian's annual base salary was increased to $610,000 from $590,000. In making such increase, the Committee reviewed information as to comparably situated executives previously provided by Hewitt Associates. The Committee also considered Dr. Mehrabian's leadership, his strategic growth initiatives, including the acquisitions that closed during the second quarter of 2003, his continuing manufacturing excellence initiatives and his continuing cost reduction pursuits. The Committee noted that this 3.4% increase was in line with increases to be given to Dr. Mehrabian's direct reports and other corporate officers.

     Dr. Mehrabian received an award of $502,065 under the Annual Incentive Plan for 2003, which was principally tied to achievement of the target levels described above. In determining Dr. Mehrabian's award, the Committee considered TDY's strong 2003 performance, Dr. Mehrabian's continuing effective leadership and perseverance to achieve results and the acquisitions made during 2003 to further TDY's growth strategy. The Committee also considered the AIP awards paid to Dr. Mehrabian for 2000, 2001 and 2002. The Committee did not want to approve an amount that would cause aggregate bonuses for 2003 to exceed the bonus pool of 11% of 2003 operating profit.

     STOCK OPTIONS. On February 4, 2003, the Committee awarded Dr. Mehrabian options to purchase 48,000 shares of the Company's common stock, a reduction of 20% because of the potential of having to expense stock options. As with other grants made under the 2002 Stock Incentive Plan on that date, Dr. Mehrabian's options have a per share exercise price of $13.45, are exercisable in one-third increments commencing on February 4, 2004, and have a 10-year term. The Committee authorized this grant to Dr. Mehrabian as a means of appropriately rewarding his leadership and perseverance.

     PERFORMANCE SHARE PROGRAM. As described above, Dr. Mehrabian participates in the PSP. A three-year performance cycle under the PSP ended on December 31, 2002, and payments are to be made in three annual installments, with the first installment having been made in 2003. As with other participants, Dr. Mehrabian's award for this cycle is based on 80% of target performance. In 2003, 10,161 shares were issued to Dr. Mehrabian as part of his first installment payment. Dr. Mehrabian participates in the PSP for the three-year performance cycle ending on December 31, 2005, with payments, if any, to be made in 2006, 2007 and 2008.

     RESTRICTED STOCK AWARD PROGRAM. On July 25, 2000, the Company granted Dr. Mehrabian 9,619 shares of restricted TDY Common Stock, which was equivalent to 30% of his annual base salary as of the date of the grant. As described above, the three-year performance cycle for this grant ended on December 31, 2002, and Dr. Mehrabian forfeited 20% of such grant (1,924 shares). Restrictions lapsed with respect to the remaining 7,695 shares on July 25, 2003.

     On February 25, 2003, under the RSAP, Dr. Mehrabian received a restricted stock award of 13,298 shares of TDY Common Stock, which was equivalent to 30% of his annual base salary as of the date of grant. The number of shares of TDY Common Stock that he will ultimately receive under this 2003 grant will be, as described above, based on TDY's return to shareholders as compared to the Russell 2000 Index through December 31, 2005. On January 22, 2002, under the RSAP, Dr. Mehrabian had also received a restricted stock award of 10,330 shares of TDY Common Stock, under similar terms as the 2003 grant, but with the three-year performance period ending December 31, 2004, and with the restrictions on any shares not otherwise forfeited lapsing on January 22, 2005.

     PENSION ARRANGEMENTS. Under Dr. Mehrabian's employment agreement, TDY has agreed to pay following his retirement, as payments supplemental to any accrued pension under the Company's qualified pension plan, an annual amount equal to 50% of his base compensation as in effect at retirement. The number of years for which such annual amount shall be paid will be equal to the number of years of his service to TDY (including service to ATI), but not more than 10 years.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     Section 162(m) of the Internal Revenue Code imposes limits on tax deductions for annual compensation paid to a chief executive officer and certain other highly compensated officers in excess of $1 million unless the compensation qualifies as "performance-based" or is otherwise exempt under the law. Both the 1999 Incentive Plan and the 2002 Stock Incentive Plan are intended to meet the deductibility requirements of the regulations promulgated under
Section 162(m). However, the Committee may determine in any year that it would be in the best interests of TDY for awards to be paid under the 1999 Incentive Plan or the 2002 Stock Incentive Plan that would not satisfy the requirements of
Section 162(m).

     Submitted by the Personnel and Compensation Committee:

          Charles J. Queenan, Jr., Chair
          Robert P. Bozzone
          Diane C. Creel
          Charles Crocker
          Michael T. Smith

As of February 24, 2004

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No member of the Personnel and Compensation Committee of our Board of Directors is an officer or employee of the Company. Mr. Queenan is often referred to honorifically as "senior counsel" to a law firm that provided services to the Company during 2003 and currently provides services to the Company. Mr. Queenan retired as a partner of such firm on December 31, 1995 and does not participate in the firm's earnings or profits. No other member of the Committee has a current or prior relationship and no officer who is a statutory insider of the Company has a relationship to any other company, in each case that must be described under the Securities and Exchange Commission rules relating to disclosure of executive compensation.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following Summary Compensation Table sets forth information about the compensation paid by TDY for fiscal years 2003, 2002 and 2001. It sets forth information about compensation paid to each of our current executives who was required to file reports under Section 16 of the Securities Exchange Act of 1934 (the "named executives") for fiscal 2003. With respect to the named executives, Mr. Link joined Teledyne Brown Engineering, Inc. as its President in July 2001, and Mr. Pichelli was named Senior Vice President and Chief Operating Officer of the Electronics and Communications segment on July 22, 2003. Information is also being reported for Robert J. Naglieri, who resigned as the Company's Senior Vice President and Chief Financial Officer, effective July 7, 2003. Mr. Naglieri was not provided any severance package in connection with his employment termination. On his termination date, unvested stock options and shares of restricted stock held by him were forfeited, and any entitlement to any further awards under the Performance Share Plan and Annual Incentive Plan ceased.

                                               ANNUAL COMPENSATION                       LONG-TERM
                                       -----------------------------------              COMPENSATION
                                                                 OTHER       ----------------------------------      ALL
                                                                 ANNUAL      RESTRICTED                             OTHER
NAME AND                      FISCAL                            COMPEN-        STOCK      OPTIONS       LTIP       COMPEN-
PRINCIPAL POSITION             YEAR    SALARY($)   BONUS($)   SATION($)(1)   AWARDS($)    (SHARES)   PAYOUTS($)   SATION($)
------------------            ------   ---------   --------   ------------   ----------   --------   ----------   ---------
Named Executives

Robert Mehrabian............   2003     596,667    502,065           --       176,996(2)   48,000     253,422(3)   236,984(4)
Chairman, President and        2002     573,337    400,000           --       169,500(5)   60,000     156,840(6)   333,808(7)
Chief Executive Officer        2001     565,000    300,000           --             0      60,000     181,858(6)   308,164(8)

John T. Kuelbs..............   2003     335,400    215,635           --        99,612(2)   25,500     116,160(3)     3,777(9)
Senior Vice President,         2002     324,593    158,840           --        96,255(5)   30,000           0        3,697(10)
General Counsel                2001     318,138     94,683           --             0      30,000           0        2,447(11)
and Secretary

Dale A. Schnittjer..........   2003     216,771    118,719           --        60,028(2)   10,200      55,758(3)     2,836(12)
Vice President and             2002     194,965     71,602           --        57,720(5)   12,000      37,050(6)     2,829(13)
Chief Financial Officer        2001     190,550     55,974           --             0      12,000      42,957(6)     2,839(14)

James M. Link...............   2003     255,899    177,202           --        75,002(2)   12,325      37,781(3)     2,196(15)
President, Teledyne            2002     236,163    137,755           --        69,000(5)   14,500           0        1,506(16)
Brown Engineering, Inc.        2001      97,703     47,300       15,533(17)         0      15,000           0          856(18)
                          (5 1/2 months)

Aldo Pichelli...............   2003     174,348     53,542           --        50,991(2)    6,375          --        2,602(19)
Senior Vice President and
Chief Operating Officer,
Electronic and
Communications Segment

Former Executive

Robert J. Naglieri..........   2003     172,649         --           --        93,596(2)   25,500(20)   95,031(3)        0
Senior Vice President          2002     304,000    138,003           --        90,000(5)   30,000(21)        0           0
and Chief Financial Officer    2001     300,000     83,480      317,974(22)         0      20,000(21)        0           0

---------------

 1. In accordance with applicable regulations, the amounts do not include perquisites and other personal benefits received by the named executives because the aggregate value of such benefits did not exceed the lesser of $50,000 or 10 percent of the total salary and bonus for the named executives or former executive.

 2. Represents the formula price ($13.31) of TDY Common Stock on the award date of restricted stock under the Restricted Stock Award Program. On February 25, 2003, under the Restricted Stock Award Program, Dr. Mehrabian and Messrs. Kuelbs, Schnittjer, Link and Pichelli received 13,298 shares, 7,484 shares, 4,510 shares, 5,635 and 3,831 shares, respectively. Mr. Naglieri also received 7,032 shares, but he forfeited them on his termination date in accordance with the terms of the program. On

    December 31, 2003, based on the closing price of a share ($18.85), the restricted shares held by Dr. Mehrabian and Messrs. Kuelbs, Schnittjer, Link and Pichelli were valued at $250,667, $141,073, $85,014, $106,220 and
    $72,214, respectively. The restrictions lapse on February 25, 2006, subject to achievement of performance objectives for the three-year period ending December 31, 2005.

 3. Represents the first installment payment of awards under the Performance Share Program for the 2000-2002 performance cycle, which was paid as of February 10, 2003. Dr. Mehrabian was awarded $66,667 in cash and 13,803 shares of Common Stock, which share amount was reduced prior to issuance in accordance with the plan to pay taxes not covered by the cash portion and hence, 10,161 shares were issued to Dr. Mehrabian. Mr. Kuelbs received $30,556 and 6,327 shares of Common Stock, electing to pay taxes not covered by the cash portion through personal funds. Mr. Schnittjer was awarded $14,667 and 3,037 shares of Common Stock, which share amount was reduced prior to issuance in accordance with the plan to pay taxes not covered by the cash portion and hence, 2,565 shares were issued to Mr. Schnittjer. Mr. Link received $9,936 and 2,058 shares of Common Stock, electing to pay taxes not covered by the cash portion through personal funds. Mr. Naglieri was awarded $25,000 in cash and 5,176 shares of Common Stock, which share amount was reduced prior to issuance in accordance with the plan to pay taxes not covered by the cash portion and hence, 4,372 shares were issued to Mr. Naglieri. On December 31, 2003, based on the closing price of such shares ($18.85), such issued shares to Dr. Mehrabian and Messrs. Kuelbs, Schnittjer, Link and Naglieri were valued at $191,535, $119,264, $48,350, $38,793, and $82,412, respectively.

 4. Represents annual accruals for possible future payments to Dr. Mehrabian under his supplemental pension arrangement of $236,984.

 5. Represents the formula price ($16.41) of TDY Common Stock on the award date of restricted stock under the Restricted Stock Award Program. On January 22, 2002, under the Restricted Stock Award Program, Dr. Mehrabian and Messrs. Kuelbs, Schnittjer and Link received 10,330 shares, 5,866 shares, 3,518 shares and 4,205 shares, respectively. Mr. Naglieri also received 5,485 shares, but he forfeited them on his termination date in accordance with the terms of the program. On December 31, 2003, based on the closing price of a share ($18.85), the restricted shares held by Dr. Mehrabian and Messrs. Kuelbs, Schnittjer and Link were valued at $194,721, $110,574, $66,314 and $79.264, respectively. The restrictions lapse on January 22, 2005, subject to achievement of performance objectives for the three-year period ending December 31, 2004.

 6. Represents an installment payment of awards under the shortened ATI Performance Share Program. In 2002, Dr. Mehrabian received $36,966 and 7,645 shares of Common Stock, and in 2001, he received $36,966 and 7,646 shares of Common Stock. In 2002, Mr. Schnittjer received $8,732 and 1,806 shares of Common Stock and in 2001, he received $8,733 and 1,806 shares of Common Stock. On December 31, 2003, based on the closing price of a share ($18.85), such shares issued in 2002 and 2001 to Dr. Mehrabian were valued at $144,108 and $144,127, respectively. On December 31, 2003, based on the closing price of a share, such shares issued in 2002 and 2001 to Mr. Schnittjer were valued at $34,043 and $34,043, respectively.

 7. Includes annual accruals for possible future payments to Dr. Mehrabian under his supplemental pension arrangement of $320,188 and the dollar value of the benefit to Dr. Mehrabian of company-paid premiums of split-dollar life insurance in the amount of $13,620. At Dr. Mehrabian's request, his split-dollar life insurance was discontinued and surrendered on January 13, 2003. The Company received $68,066 as a result.

 8. Includes annual accruals for possible future payments to Dr. Mehrabian under his supplemental pension arrangement in the amount of $288,250 and the dollar value of the benefit to Dr. Mehrabian of company-paid premiums of split-dollar life insurance in the amount of $19,914.

 9. Includes $1,000 in company contributions pursuant to the Teledyne Technologies Incorporated 401(k) Plan, $1,577 in respect of a death benefit under the Teledyne Technologies Incorporated Executive Deferred Compensation Plan and $1,200 in respect of an employer matching contribution under the Employee Stock Purchase Plan.

10. Includes $1,000 in company contributions pursuant to the Teledyne Technologies Incorporated 401(k) Plan, $1,497 in respect of a death benefit under the Teledyne Technologies Incorporated Executive Deferred Compensation Plan and $1,200 in respect of an employer matching contribution under the Employee Stock Purchase Plan.

11. Includes $1,000 in company contributions pursuant to the Teledyne Technologies Incorporated 401(k) Plan and $1,447 in respect of a death benefit under the Teledyne Technologies Incorporated Executive Deferred Compensation Plan.

12. Includes $1,000 in company contributions pursuant to the Teledyne Technologies Incorporated 401(k) Plan, $1,200 in employer matching contribution under the Employee Stock Purchase Plan and $636 in respect of a death benefit under the Teledyne Technologies Incorporated Executive Deferred Compensation Plan.

13. Includes $1,000 in company contributions pursuant to the Teledyne Technologies Incorporated 401(k) Plan, $1,200 in employer matching contribution under the Employee Stock Purchase Plan and $629 in respect of a death benefit under the Teledyne Technologies Incorporated Executive Deferred Compensation Plan.

14. Includes $1,000 in company contributions pursuant to the Teledyne Technologies Incorporated 401(k) Plan, $1,200 in employer matching contribution under the Employee Stock Purchase Plan and $639 in respect of a death benefit under the Teledyne Technologies Incorporated Executive Deferred Compensation Plan.

15. Includes $1,000 in company contributions pursuant to the Teledyne Technologies Incorporated 410(k) Plan and $1,196 in respect of employer matching contribution under the Employee Stock Purchase Plan.

16. Includes $1,000 in company contributions pursuant to the Teledyne Technologies Incorporated 401(k) Plan and $506 in respect of employer matching contribution under the Employee Stock Purchase Plan.

17. Includes $11,010 in respect of country club dues and $4,523 in respect of a leased company car.

18. Represents $856 paid in respect of life insurance.

19. Includes $1,000 in company contributions pursuant to the Teledyne Technologies Incorporated 401(k) Plan, $1,236 in employer matching contribution under the Employee Stock Purchase Plan and $366 in respect of a death benefit under the Teledyne Technologies Incorporated Executive Deferred Compensation Plan.

20. The options were not vested and thus forfeited by Mr. Naglieri on his termination date.

21. On Mr. Naglieri's termination date, with respect to his 2002 grant, options in respect of 10,000 shares were vested and with respect to his 2001 grant, options in respect of 13,333 shares were vested. Unless exercised, vested options terminate within 30 days after the termination date.

22. Includes one-time relocation expenses of $284,424, a one-time new hire bonus of $25,000 and $8,550 allowance with respect to a car.

OPTION GRANTS IN LAST FISCAL YEAR

     Shown below is information on grants to the named executives and a former executive of options to purchase TDY Common Stock pursuant to the 2002 Stock Incentive Plan during 2003. These grants are reflected in the Summary Compensation Table.

                                                                               POTENTIAL REALIZABLE
                                          INDIVIDUAL GRANTS                      VALUE AT ASSUMED
                          --------------------------------------------------   RATES OF STOCK PRICE
                          NUMBER OF     % OF TOTAL                               APPRECIATION FOR
                          SECURITIES     OPTIONS      EXERCISE                    OPTION TERM(1)
                          UNDERLYING    GRANTED TO     OR BASE                 ---------------------
                           OPTIONS     EMPLOYEES IN     PRICE     EXPIRATION      5%         10%
NAME                       GRANTED     FISCAL YEAR    ($/SHARE)      DATE         $           $
----                      ----------   ------------   ---------   ----------   --------   ----------
Named Executives
Robert Mehrabian........    48,000         9.1         $13.45      2/4/2013    406,014    1,028,920
John T. Kuelbs..........    25,500         4.8         $13.45      2/4/2013    215,695      546,614
Dale A. Schnittjer......    10,200         1.9         $13.45      2/4/2013     86,278      218,646
James M. Link...........    12,325         2.3         $13.45      2/4/2013    104,253      264,197
Aldo Pichelli...........     6,375         1.2         $13.45      2/4/2013     53,932      136,675

Former Executive
Robert J. Naglieri
  (2)...................    25,500         4.8         $13.45      7/7/2003          0            0

---------------

1. No gain to the optionee is possible without stock price appreciation, which will benefit all stockholders commensurately. The assumed "potential realizable values" are mathematically derived from certain prescribed rates of stock price appreciation. The actual value of these option grants depends on the future performance of TDY Common Stock and overall stock market condition. The values reflected in this table may not be realized.

2. In connection with his employment termination, Mr. Naglieri's options were forfeited and such underlying shares became available for issuance under the 2002 Stock Incentive Plan.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

     As shown in the table below, other than Mr. Pichelli, no options were exercised by the named executives during 2003. Within 30 days of his employment termination, Mr. Naglieri exercised options as described below. Other vested options held by Mr. Naglieri terminated in accordance with the underlying plans on the 30th day after his termination date. All non-vested options were forfeited on his termination date.

                                                            NUMBER OF SHARES
                                                         UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                           SHARES                              OPTIONS AT             IN-THE-MONEY OPTIONS
                         ACQUIRED ON       VALUE           FISCAL YEAR END(#)       AT FISCAL YEAR END($)(3)
NAME                     EXERCISE(#)   REALIZED($)(2)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
----                     -----------   --------------   -------------------------   -------------------------
Named Executives
Robert Mehrabian (1)...         0               0            494,292/108,000            4,076,608/461,280
John T. Kuelbs.........         0               0             120,000/55,500              952,000/239,205
Dale A. Schnittjer.....         0               0              59,595/22,200               363,273/95,682
James M. Link..........         0               0              14,833/26,992               84,220/146,416
Aldo Pichelli..........     6,756          73,776              50,795/13,042               458,568/59,801

Former Executive
Robert J. Naglieri.....    10,000           7,000                          0                            0

---------------

1. Includes options to purchase shares of TDY Common Stock converted from options to purchase ATI common stock in connection with the spin-off under the Employee Benefits Agreement, which included options granted to Dr. Mehrabian under ATI's Non-Employee Director Stock Compensation Plan with respect to his service as a non-employee director of ATI.

2. For Mr. Pichelli, the "value realized" is calculated by subtracting the exercise price of $5.57 per share from $16.49, which was the closing price of a share of TDY Common Stock on the New York Stock Exchange on his date of exercise. For Mr. Naglieri, the "value realized" is calculated by subtracting the exercise price of $14.48 per share from $15.18, which was the closing price of a share of TDY Common Stock on the New York Stock Exchange on the date of his exercise.

3. The "value of unexercised in-the-money options" is calculated by subtracting the exercise price per share from $19.16, which was the average of the high and low sale prices of a share of TDY Common Stock on the New York Stock Exchange on December 31, 2003.

TDY PERFORMANCE SHARE PLAN ("PSP") AWARDS

     2000-2002 PERFORMANCE CYCLE. The following table sets forth information at year-end 2003 about PSP awards for the three-year performance period ended December 31, 2002. The amounts included in the Estimated Future Payout columns represent the potential payment of TDY Common Stock and cash to the named executives depending on whether they remain employed by TDY (with exceptions for retirement, disability and death). Since Mr. Naglieri's employment terminated in July 2003, he is not entitled to any payout in 2004 or 2005. Mr. Pichelli did not participate in the PSP for this performance cycle. The 2003 payment was made in February 2003.

                                                                            ESTIMATED FUTURE PAYOUTS
                       NUMBER OF                                                 UNDER NON-STOCK
                        SHARES,          PERFORMANCE                            PRICE-BASED PLANS
                       UNITS OR        OR OTHER PERIOD          ACTUAL      -------------------------
                         OTHER         UNTIL MATURATION       2003 PAYOUT   2004 PAYOUT   2005 PAYOUT
NAME                   RIGHTS(#)          OR PAYOUT           ($ OR #)(1)    ($ OR #)      ($ OR #)
----                   ---------   ------------------------   -----------   -----------   -----------
Named Executives
Robert Mehrabian.....      *       2000-2002 award period        10,161shs.    13,803shs.    13,802shs.
                                   (2003-2005 payout period)   $115,943       $66,667       $66,666
John T. Kuelbs.......      *       2000-2002 award period         6,327shs.     6,326shs.     6,326shs.
                                   (2003-2005 payout period)   $ 30,556       $30,556       $30,555
Dale A. Schnittjer...      *       2000-2002 award period         2,565shs.     3,037shs.     3,036shs.
                                   (2003-2005 payout period)   $ 21,053       $14,667       $14,666
James M. Link........      *       2000-2002 award period         2,058shs.     2,057shs.     2,057shs.
                                   (2003-2005 payout period)   $  9,936       $ 9,936       $ 9,936
Former Executive
Robert J. Naglieri...      *       2000-2002 award period         4,372shs.         0shs.         0shs.
                                   (2003-2005 payout period)   $ 35,878       $     0       $     0

---------------

 * The amount of the award was based on base salary at the beginning of the award period. Two-thirds of the award is payable in TDY Common Stock, with the number of shares based on a price of $9.66. One-third of the award is payable in cash. Each payout is subject to payment of applicable taxes.

1. Participants may elect to pay taxes due with respect to an installment payment with awarded shares, awarded cash or a combination thereof. Dr. Mehrabian and Messrs. Schnittjer and Naglieri each chose to pay taxes not covered by the cash portion of the award by reducing the number of shares to which they were entitled. Dr. Mehrabian and Messrs. Schnittjer and Naglieri were entitled to 13,803 shares, 3,037 and 5,176 shares, respectively. As a result of their elections, shares issuable to Dr. Mehrabian and Messrs. Schnittjer and Naglieri were reduced by 3,642, 472 and 804 shares, respectively, and the cash portion of their awards increased by $49,276, $6,386 and $10,878 to pay applicable taxes. The Company used the average of the high and low sale prices of a share of Common Stock on the New York Stock Exchange on February 10, 2003 (the payment date) to determine the taxes due and the value of the shares for reduction purposes.

     2003-2005 PERFORMANCE CYCLE. The following table sets forth estimated future payments in the 2006 to 2008 payout period of TDY Common Stock and cash to the named executives under the Performance Share Plan. The amounts included in Estimated Future Payout columns represent the potential payments of Common Stock and cash depending on the level of achievement (i.e., threshold, target or maximum) of the performance goals for the three-year (2003-2005) award period. The participants will not receive any payment of Common Stock or cash if TDY and/or the designated business unit do not achieve the threshold level of performance objectives during the award period. Since Mr. Naglieri's employment terminated during the applicable performance cycle, he is not entitled to any future payout.

                       NUMBER OF                                ESTIMATED FUTURE PAYOUTS UNDER
                        SHARES,          PERFORMANCE              NON-STOCK PRICE-BASED PLANS
                       UNITS OR        OR OTHER PERIOD        -----------------------------------
                         OTHER         UNTIL MATURATION       THRESHOLD      TARGET      MAXIMUM
NAME                   RIGHTS(#)          OR PAYOUT           ($ OR #)      ($ OR #)     ($ OR #)
----                   ---------   ------------------------   ---------     --------     --------
Robert Mehrabian.....      *       2003-2005 award period        7,387shs.    29,549shs.   59,098shs.
                                   (2006-2008 payout period)   $110,625     $442,500     $885,000
John T. Kuelbs.......      *       2003-2005 award period        3,465shs.    13,860shs.   27,720shs.
                                   (2006-2008 payout period)   $51,888      $207,550     $415,100
Dale A. Schnittjer...      *       2003-2005 award period        1,949shs.     7,795shs.   15,591shs.
                                   (2006-2008 payout period)   $29,183      $116,731     $233,462
James M. Link........      *       2003-2005 award period        2,087shs.     8,348shs.   16,696shs.
                                   (2006-2008 payout period)   $31,252      $125,009     $250,017
Aldo Pichelli........      *       2003-2005 award period        1,300shs.     5,204shs.   10,407shs.
                                   (2006-2008 payout period)   $19,481      $ 77,924     $155,848

---------------

* The amount of the award is based on the base salary at the beginning of the award period. One-half of the award is payable in TDY Common Stock, with the number of shares based on the average of the high and low sale prices of a share of Common Stock on the New York Stock Exchange on the date the award was approved (December 18, 2002), which was $14.975. One-half of the award is payable in cash.

TDY RESTRICTED STOCK AWARD PROGRAM ("RSAP")

     FEBRUARY 25, 2003 AWARD. The following table sets forth information about awards of restricted shares under the 2002 Stock Incentive Plan -- RSAP made to the named executives on February 25, 2003. Each named executive received a grant of restricted stock equal to 30% of the executive's annual base salary as of the date of grant. The issuance price was $13.31. The restrictions lapse on February 25, 2006, subject to achievement of performance objectives for the three-year period ending December 31, 2005. In order for a participant to retain the restricted shares, the Company's three-year aggregate return to shareholders (as measured by its stock price) must be at least 35% of the performance of the Russell 2000 Index for the three-year period. If the TDY stock performance is less than 35% of the Russell 2000 Index performance, all restricted shares would be forfeited. If it ranges from 35% to 100%, a portion of the restricted shares will be forfeited. If it is more than 100%, the participant does not receive additional shares. Restricted shares are forfeited in their entirety if a participant's employment is terminated on or prior to February 25, 2006 (with exceptions for retirement, death and disability). Since Mr. Naglieri's employment terminated prior to such date, his restricted shares were forfeited.

                        NUMBER OF
                         SHARES,             PERFORMANCE
                        UNITS OR           OR OTHER PERIOD                               TARGET/
                          OTHER            UNTIL MATURATION           THRESHOLD          MAXIMUM
NAME                    RIGHTS(#)             OR PAYOUT               # ($) (1)         # ($) (2)
----                   -----------   ----------------------------   --------------   ----------------
Robert Mehrabian.....  13,298 shs.   2003-2005 performance period   4,654 ($87,728)  13,298 ($250,667)
                                     February 25, 2006
John T. Kuelbs.......   7,484 shs.   2003-2005 performance period   2,619 ($49,368)   7,484 ($141,073)
                                     February 25, 2006
Dale A. Schnittjer...   4,510 shs.   2003-2005 performance period   1,578 ($29,745)   4,510  ($85,014)
                                     February 25, 2006
James M. Link........   5,635 shs.   2003-2005 performance period   1,972 ($37,172)   5,635 ($106,220)
                                     February 25, 2006
Aldo Pichelli........   3,831 shs.   2003-2005 performance period   1,340 ($25,259)   3,831  ($72,214)
                                     February 25, 2006

---------------

1. This column represents the minimum number of shares that the named executive could retain (not forfeit) if the Company's three-year aggregate return to shareholders (as measured by its stock price) equals 35% of the performance of the Russell 2000 Index for the three-year performance period. The dollar value is based on the closing price of a share of our Common Stock at December 31, 2003 ($18.85 per share).

2. This column represents the maximum number of shares that the named executive could retain if the Company's three-year aggregate return to shareholders (as measured by its stock price) equals 100% or more of the performance of the Russell 2000 Index for the three-year performance period. The dollar value is based on the closing price of a share of our Common Stock at December 31, 2003 ($18.85 per share).

     JANUARY 22, 2002 AWARD. The following table sets forth information about awards of restricted shares under the 1999 Incentive Plan -- RSAP made to the named executives on January 22, 2002. Each named executive received a grant of restricted stock equal to 30% of the executive's annual base salary as of the date of grant. The issuance price was $16.41. The restrictions lapse on January 22, 2005, subject to achievement of performance objectives for the three-year period ending December 31, 2004. In order for a participant to retain the restricted shares, the Company's three-year aggregate return to shareholders (as measured by its stock price) must be at least 35% of the performance of the Russell 2000 Index for the three-year period. If the TDY stock performance is less than 35% of the Russell 2000 Index performance, all restricted shares would be forfeited. If it ranges from 35% to 100%, a portion of the restricted shares will be forfeited. If it is more than 100%, the participant does not receive additional shares. Restricted shares are forfeited in their entirety if a participant's employment is terminated on or prior to January 22, 2005 (with exceptions for retirement, death and disability). Since Mr. Naglieri's employment terminated prior to such date, his 5,485 restricted shares were forfeited.

                         NUMBER OF
                          SHARES,
                         UNITS OR                                                         TARGET/
                           OTHER      PERFORMANCE OR OTHER PERIOD      THRESHOLD          MAXIMUM
NAME                     RIGHTS(#)     UNTIL MATURATION OR PAYOUT      # ($) (1)         # ($) (2)
----                    -----------   ----------------------------   --------------   ----------------
Robert Mehrabian......  10,330 shs.   2002-2004 performance period   3,615 ($68,143)  10,330 ($194,721)
                                      January 22, 2005
John T. Kuelbs........   5,866 shs.   2002-2004 performance period   2,053 ($38,699)   5,866 ($110,574)
                                      January 22, 2005
Dale A. Schnittjer....   3,518 shs.   2002-2004 performance period   1,231 ($23,204)   3,518  ($66,314)
                                      January 22, 2005
James M. Link.........   4,205 shs.   2002-2004 performance period   1,471 ($27,728)   4,205  ($79,264)
                                      January 22, 2005
Aldo Pichelli.........   2,832 shs.   2002-2004 performance period     991 ($18,680)   2,832  ($53,383)
                                      January 22, 2005

---------------

1. This column represents the minimum number of shares that the named executive could retain (not forfeit) if the Company's three-year aggregate return to shareholders (as measured by its stock price) equals 35% of the performance of the Russell 2000 Index for the three-year performance period. The dollar value is based on the closing price of a share of our Common Stock at December 31, 2003 ($18.85 per share).

2. This column represents the maximum number of shares that the named executive could retain if the Company's three-year aggregate return to shareholders (as measured by its stock price) equals 100% or more of the performance of the Russell 2000 Index for the three-year performance period. The dollar value is based on the closing price of a share of our Common Stock at December 31, 2003 ($18.85 per share).

     JULY 25, 2000 AWARD. The following table set forth information about awards of restricted shares under the 1999 Incentive Plan -- RSAP made to the named executives on July 25, 2000. Each named executive (other than Messrs. Link and Pichelli) received a grant of restricted stock equal to 30% of his annual base salary as of the date of grant. The issuance price was $17.62. On December 31, 2002, the three-year performance cycle for such restricted stock awards ended. The Personnel and Compensation Committee determined that 80% of target performance was met, having waived the requirement that the Company meet a 75% of operating profit target. Consequently, 20% of the awarded restricted shares were forfeited in accordance with the RSAP. Restrictions lapsed on July 25, 2003, and the following named executives received the number of shares set forth in the last column of the following table, which reflects the 20% reduction. Messrs. Link, Pichelli and Naglieri were not executives of the Company on July 25, 2000, and accordingly did not receive any restricted shares.

                            NUMBER OF
                             SHARES,
                             UNITS OR
                              OTHER      PERFORMANCE OR OTHER PERIOD        ACTUAL
NAME                        RIGHTS(#)     UNTIL MATURATION OR PAYOUT       # ($) (1)
----                        ----------   ----------------------------   ---------------
Robert Mehrabian..........  9,619 shs.   2000-2002 performance period   7,695 ($145,051)
                                         July 25, 2003
John T. Kuelbs............  5,306 shs.   2000-2002 performance period   4,244  ($79,999)
                                         July 25, 2003
Dale A. Schnittjer........  2,980 shs.   2000-2002 performance period   2,384  ($44,938)
                                         July 25, 2003

---------------

1. This column represents the actual number of shares that the named executive received on July 25, 2003. The dollar value is based on the closing price of a share of our Common Stock at December 31, 2003 ($18.85 per share).

EQUITY COMPENSATION PLANS INFORMATION

     The following table summarizes information with respect to equity compensation plans as of December 31, 2003:

                                                                                    NUMBER OF
                                                                                    SECURITIES
                                           NUMBER OF                           REMAINING AVAILABLE
                                       SECURITIES TO BE                        FOR FUTURE ISSUANCE
                                          ISSUED UPON                              UNDER EQUITY
                                          EXERCISE OF      WEIGHTED-AVERAGE        COMPENSATION
                                          OUTSTANDING      EXERCISE PRICE OF     PLANS (EXCLUDING
                                       OPTIONS, WARRANTS   OPTIONS, WARRANTS   SECURITIES REFLECTED
                                          AND RIGHTS           OR RIGHTS          IN COLUMN (A))
PLAN CATEGORY                                 (A)                 (B)                  (C)
-------------                          -----------------   -----------------   --------------------
Equity compensation plans approved by
  security holders:
  1999 Incentive Plan................      2,785,670(1)         $14.24                657,249(2)
  2002 Stock Incentive Plan..........        491,550(3)         $13.45              1,842,924
  Non-Employee Director Stock
     Compensation Plan...............        189,348            $13.11                183,092
  Employee Stock Purchase Plan (4)...             --                --              1,000,000
Equity compensation plans not
  approved by security holders.......             --                --                     --
                                           ---------            ------              ---------
Total................................      3,466,568            $14.06              3,683,265
                                           =========            ======              =========

---------------

1. The amount does not include 42,713 shares issued in February 2004 in connection with the second installment and up to 63,822 shares of our Common Stock potentially issuable with respect to the third installment under our Performance Share Plan for the 2000-2002 performance cycle.

2. The 1999 Incentive Plan, as amended, contains a "capped" evergreen provision. It provides that if the number of issued and outstanding shares of our Common Stock is increased after January 26, 2000, the total number of shares available for issuance under this plan will be increased by 10%, up to an additional 2,500,000 shares. As a result of TDY's public offering completed in the third quarter of 2000, 460,500 additional shares were made available for issuance under the 1999 Incentive Plan. Hence, an additional 2,039,500 shares could become available for issuance under this Plan depending on TDY's issued and outstanding shares of Common Stock after January 26, 2000 (after considering that, as a result of our 2000 public offering, 460,500 shares have already been registered and listed with respect to the Plan under this evergreen provision).

3. The amount does not include up to 289,848 shares of our Common Stock potentially issuable (at maximum payout) under our Performance Share Plan for the 2003-2005 performance cycle.

4. TDY maintains an Employee Stock Purchase Plan (commonly known as The Stock Advantage Plan) for eligible employees. It enables employees to invest in our Common Stock through automatic, after-tax payroll deductions, within specified limits. TDY adds a 25% matching company contribution up to $1,200 annually. The Company's contribution is currently paid in cash and the Plan Administrator purchases shares in the open market.

PENSION PLAN

     In connection with the spin-off, we adopted the Teledyne Technologies Incorporated Pension Plan on terms substantially similar to the parts of the ATI Pension Plan applicable to all of our employees, both active and inactive at our operations that perform government contract work and for our active employees at our commercial operations. The annual benefits payable under these parts of the pension plan to participating salaried employees retiring at or after age 65 is calculated under a formula which takes into account the participant's compensation and years of service. The Internal Revenue Code limits the amounts payable to participants under a qualified pension plan. We have also adopted a Benefit Restoration/Pension Equalization Plan, which is designed to restore benefits which would be payable under the pension plan provisions but for the limits imposed by the Internal Revenue Code, to the levels calculated pursuant to the formulas contained in the pension plan provisions or for any monies deferred under the Teledyne Technologies Incorporated Executive Deferred Compensation Plan.

     Effective January 1, 2004, new non-union employee hires or rehires do not participate in the Pension Plan, but participate in our Teledyne Technologies Incorporated 401(k) Plan.

     The following table illustrates the approximate annual pension that may become payable to a participating TDY employee in the higher salary classifications under our regular and supplemental pension plans.

                          ESTIMATED ANNUAL PENSIONS(1)

                                                      YEARS OF SERVICE
FINAL AVERAGE                        ---------------------------------------------------
ANNUAL PAY(2)                           5         10         15         20        30(3)
-------------                        -------    -------    -------    -------    -------
              ....................... 15,218
    200,000                                      30,346     45,654     60,872     91,308
              ....................... 23,468
    300,000                                      46,936     70,404     93,872    140,808
              ....................... 31,718
    400,000                                      63,436     95,154    126,872    190,308
              ....................... 39,968
    500,000                                      79,936    119,904    159,872    239,808
              ....................... 48,218
    600,000                                      96,436    144,654    192,872    289,309
              ....................... 56,468
    700,000                                     112,936    169,404    225,872    338,808
              ....................... 64,718
    800,000                                     129,436    194,154    258,872    388,308
              ....................... 81,218
  1,000,000                                     162,436    243,654    324,872    487,308
              ....................... 97,718
  1,200,000                                     195,436    293,154    390,872    586,308
              ...................... 114,218
  1,400,000                                     228,436    342,654    456,872    685,308
              ...................... 130,718
  1,600,000                                     261,436    392,154    522,872    784,308
              ...................... 147,218
  1,800,000                                     294,436    441,654    588,872    883,308

---------------

1. The estimated amounts assume retirement at age 65 (normal retirement age) with a straight-life annuity without reduction for a survivor annuity or for optional benefits. They are not subject to reduction for Social Security benefits.

2. For the period through December 31, 1994, for TDY employees who are in the higher salary classifications, compensation for the purposes of the plan was limited to an individual's base salary. Thereafter, plan compensation for those employees includes base salary and up to five paid annual incentive payments.

3. The maximum amount of service credited under the pension provisions applicable to our employees is 30 years of credited service, with some exceptions.

     At December 31, 2003, the named executives had the following full years of credited service for determining benefits: Dr. Mehrabian, 4 years; Mr. Kuelbs, 4 years; Mr. Schnittjer, 31 years; Mr. Link, 2 years; and Mr Pichelli, 23 years.

EMPLOYMENT/CHANGE IN CONTROL AGREEMENTS

     The Company has entered into an Amended and Restated Employment Agreement with Dr. Mehrabian, which provides that TDY shall employ him as the Chairman, President and Chief Executive Officer. The agreement will terminate on December 31 of each year, but will be extended annually unless either party gives the other written notice prior to October 31 that it will not be extended. Effective September 1, 2003, Dr. Mehrabian has an annual base salary of $610,000. The agreement provides that Dr. Mehrabian is entitled to participate in Teledyne Technologies' annual incentive bonus plan and other executive compensation and benefit programs. The agreement provides Dr. Mehrabian with a non-qualified pension arrangement, under which the Company will pay Dr. Mehrabian following his retirement, as payments supplemental to any accrued pension under our qualified pension plan, an amount equal to 50 percent of his base compensation as in effect at retirement. The number of years for which such annual amount shall be paid will be equal to the number of years of his service to TDY (including service to ATI), but not more than 10 years.

     The Company has Change in Control Severance Agreements with Dr. Mehrabian, Messrs. Kuelbs, Schnittjer, Link and Pichelli and nine other current key employees. The agreements have a three-year, automatically renewing term. Under the agreements, the executive is entitled to severance benefits if (1) there is a change in control of the Company and (2) within three months before or 24 months after the change in control, either the Company terminates the executive's employment for reasons other than for cause or the executive terminates the employment for good reason. "Severance benefits" consist of:

     - A cash payment equal to three times (in the case of Dr. Mehrabian, Messrs. Kuelbs, Schnittjer and Link and one other executive) or two times (in the case of Mr. Pichelli and eight other executives) the sum of (i) the executive's highest annual base salary within the year preceding the change in control and (ii) the Annual Incentive Plan ('AIP') bonus target for the year in which the change in control occurs or the year immediately preceding the change in control, whichever is higher.

     - A cash payment for the current AIP bonus based on the fraction of the year worked times the AIP target objectives at 120 percent (with payment of the prior year bonus if not yet paid).

     - Payment in cash for unpaid Performance Share Plan awards, assuming applicable goals are met at 120 percent of performance.

     - Continued equivalent health and welfare (e.g., medical, dental, vision, life insurance and disability) benefits at TDY's expense for a period of up to 36 months (24 months under some agreements) after termination (with the executive bearing any portion of the cost the executive bore prior to the change in control); provided, however, such benefits would be discontinued to the extent the executive receives similar benefits from a subsequent employer.

     - Immediate vesting of all stock options, with options being exercisable for the full remaining term.

     - Removal of restrictions on restricted stock issued by the Company under the ATI Stock Acquisition and Retention Program or our Restricted Stock Award Programs.

     - Full vesting under the Company's pension plans (within legal parameters).

     - Up to $25,000 ($15,000 in some agreements) reimbursement for actual professional outplacement services.

     - A "gross-up payment" to cover any excise taxes imposed on the executive by Section 4999 of the Internal Revenue Code, as well as income taxes on the gross-up payment, and any interest and penalties.

                              CERTAIN TRANSACTIONS

SPIN-OFF AGREEMENTS

     We entered into several agreements with ATI in connection with the spin-off under which we have continuing obligations, some of which are described below and elsewhere in this Proxy Statement. These agreements are being described because four of our eight directors are also directors of ATI. Our Board of Directors considered these relationships as one of the factors when it made its determination that such directors are independent under the New York Stock Exchange rules.

     SEPARATION AND DISTRIBUTION AGREEMENT. The Separation and Distribution Agreement provided for the principal corporate transactions required to effect the separation of our businesses from ATI, the spin-off and certain other matters governing the relationship among us following the spin-off. We believe that we have satisfied all of our principal requirements under this agreement. We successfully and timely completed our required public offering in the third quarter of 2000, and used the proceeds of the offering in the required manner. Since August 2002, we no longer need ATI's consent to make stock repurchases. The requirement that at least a majority of our directors be members of the Board of Directors of ATI expired at the 2002 Annual Meeting.

     EMPLOYEE BENEFITS AGREEMENT. The Employee Benefit Agreement contains various agreements between ATI and us concerning employees, pension and employee benefit plans and other compensation arrangements for current and former employees of our businesses. Under a related agreement, the earliest that TDY will be able to bill pension costs to the U.S. Government under its various government contracts will be November 29, 2004.

     Under the terms of the ATI Stock Acquisition and Retention Program, Dr. Robert Mehrabian had delivered promissory notes, payable to ATI, as payment for the purchase price of ATI common stock purchased under the program. Under the Employee Benefits Agreement, notwithstanding the conversion of the restricted ATI shares into restricted TDY Common Stock, the loans evidenced by the promissory notes remain payable to ATI.

As of December 31, 2003, Dr. Mehrabian was indebted to ATI under this program in the amount of $184,006.65.

     TAX SHARING AND INDEMNIFICATION AGREEMENT. The Tax Sharing and Indemnification Agreement allocates certain federal, state, local and foreign tax responsibilities and liabilities between ATI and us. This agreement provides that we will indemnify ATI and its directors, officers, employees, agents and representatives for any taxes imposed on, or other amounts paid by, them, or ATI's stockholders, if we take actions or fail to take actions that result in the spin-off not qualifying as a tax-free distribution.

     TRADEMARK LICENSE AGREEMENT. Pursuant to the Trademark License Agreement, an affiliate of ATI granted us an exclusive license to use the "Teledyne" name and related logos, symbols and marks in connection with our operations. The annual fee is $100,000 for this license and on November 24, 2004, we have an option to purchase all rights and interests in the Teledyne marks for $412,000.

OTHER RELATIONSHIPS

     KIRKPATRICK & LOCKHART LLP. We retained the law firm of Kirkpatrick & Lockhart LLP to perform services for the Company during 2003, and expect additional services to continue in 2004. While Charles J. Queenan, Jr., a member of our Board of Directors, is often referred to honorifically as "senior counsel" to this law firm, he retired as a partner on December 31, 1995, and does not share in the firm's earnings or profits. See "Compensation Committee Interlocks and Insider Participation."

     MELLON BANK. Dr. Mehrabian is a director of Mellon Financial Corporation. Mr. Cahouet had served as Chairman, President and Chief Executive Officer of Mellon Financial Corporation and Mellon Bank, N.A., having retired on December 31, 1998. Mr. Cahouet ceased being a director of Mellon Financial Corporation on April 18, 2000. We maintain various arms-length banking relationships with Mellon Bank, N.A. Mellon Bank, N.A. is one of nine lenders under our $200 million credit facility, having committed to lend up to $33,750,000 under the facility. It also provides cash management services and an uncommitted $5 million line of credit. Mellon Bank, N.A. also serves as trustee for the Teledyne Technologies Incorporated Pension Plan and provides asset management services for the Pension Plan. Mellon Investor Services LLC serves as our transfer agent and registrar, as well as the agent under TDY's stockholders rights plan. Notwithstanding these relationships, our Board of Directors has determined that Mr. Cahouet is "independent," within the meaning of the rules of the New York Stock Exchange, and able to serve on the Audit Committee of the Board of Directors.

     KORN/FERRY INTERNATIONAL. Korn/Ferry International did not provide recruiting services for TDY and its subsidiaries in 2003, although in 2004 it has started providing recruiting services to TDY. Mr. Cahouet is a director of Korn/Ferry International, and his son is a member of its management, but not an executive officer.

                      CUMULATIVE TOTAL STOCKHOLDER RETURN

     The graph set forth below shows the cumulative total stockholder return (i.e., price change plus reinvestment of dividends) on our Common Stock from November 30, 1999, the first day of "regular way" trading in the Common Stock following the spin-off through December 31, 2003, as compared to the Standard & Poor's 500 Composite Index, the Russell 2000 Index and the Dow Jones Aerospace & Defense Index.

     The graph assumes that $100 was invested on November 30, 1999.

     In accordance with the rules of the Securities and Exchange Commission, this presentation is not incorporated by reference into any of the Company's registration statements under the Securities Act of 1933.
[PERFORMANCE GRAPH]

                                                                                        DOW JONES WORLD
                                       TELEDYNE TECHNOLOGIES    S&P 500 COMPOSITE     AEROSPACE & DEFENSE        RUSSELL 2000
                                       ---------------------    -----------------     -------------------        ------------
11/30/99                                      100.00                  100.00                 100.00                 100.00
12/31/99                                      102.00                  104.00                 103.00                 111.00
12/31/00                                      255.00                   95.00                 143.00                 107.00
12/31/01                                      176.00                   84.00                 117.00                 110.00
12/31/02                                      170.00                   65.00                 103.00                  87.00
12/31/03                                      204.00                   84.00                 133.00                 129.00

                               OTHER INFORMATION

ANNUAL REPORT ON FORM 10-K

     Copies of the Company's Annual Report on Form 10-K, without exhibits, can be obtained without charge from the Senior Vice President, General Counsel and Secretary, at Teledyne Technologies Incorporated, 12333 West Olympic Boulevard, Los Angeles, CA 90064-1021, or telephone (310) 893-1602. You also may view a copy of the Form 10-K electronically by accessing our website at www.teledyne.com.

2005 ANNUAL MEETING AND STOCKHOLDER PROPOSALS

     Under Rule 14a-8 of the Securities and Exchange Commission, proposals of stockholders intended to be presented at the 2005 Annual Meeting of Stockholders must be received no later than November 12, 2004 for inclusion in the proxy statement and proxy card for that meeting. In addition, the Company's Restated Certificate of Incorporation provides that in order for nominations or other business to be properly brought before an Annual Meeting by a stockholder, the stockholder must give timely notice thereof in writing to the Corporate Secretary. To be timely, a stockholder's notice must be delivered to the Secretary not less than 75 days and not more than 90 days prior to the first anniversary of the preceding year's Annual Meeting which, in the case of the 2005 Annual Meeting of Stockholders, would be no earlier than January 28, 2005 and no later than February 12, 2005. If, however, the date of the Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, to be timely, notice by the stockholder must be so delivered not earlier than the 90th day prior to such Annual Meeting and not later than the later of the 60th day prior to such Annual Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. The Company's Restated Certificate of Incorporation also requires that such notice contain certain additional information. Copies of the Restated Certificate of Incorporation can be obtained without charge from the Senior Vice President, General Counsel and Secretary.

PROXY SOLICITATION

     The Company pays the cost of preparing, assembling and mailing this proxy-soliciting material. We will reimburse banks, brokers and other nominee holders for reasonable expenses they incur in sending these proxy materials to our beneficial stockholders whose stock is registered in the nominee's name.

     Our employees may solicit proxies for no additional compensation.

ELECTRONIC ACCESS TO PROXY MATERIALS AND ANNUAL REPORT

     Stockholders can elect to view future Company proxy statements and annual reports over the Internet instead of receiving paper copies in the mail and thus can save the Company the cost of producing and mailing these documents. You will be responsible for any costs normally associated with electronic access, such as usage and telephonic charges.

     If you are a registered stockholder, you can choose to receive future annual reports and proxy statements electronically by following the prompt if you choose to vote over the Internet. If you hold your TDY Common Stock in nominee name (such as through a broker), check the information provided by your nominee for instructions on how to elect to view future proxy statements and annual reports over the Internet. Stockholders who choose to view future proxy statements and annual reports over the Internet will receive instructions containing the Internet address of those materials, as well as voting instructions, approximately four weeks before future meetings.

     If you enroll to view the Company's future annual report and proxy statement electronically and vote your proxy over the Internet, your enrollment will remain in effect for all future stockholders' meetings unless you cancel it. To cancel, registered stockholders should access www.melloninvestor.com and follow the instructions to cancel your enrollment. If you hold your Company stock in nominee name, check the information provided by your nominee holder for instructions on how to cancel your enrollment.

     If at any time you would like to receive a paper copy of the annual report or proxy statement, please write to John T. Kuelbs, Senior Vice President, General Counsel and Secretary, Teledyne Technologies Incorporated, 12333 West Olympic Boulevard, Los Angeles, California 90064-1021.

By Order of the Board of Directors,

/s/ JOHN T. KUELBS
John T. Kuelbs
Senior Vice President, General Counsel
and Secretary

March 12, 2004

                                                                         ANNEX A

                            AUDIT COMMITTEE CHARTER

                 (As amended and restated on December 17, 2003)

     The Board of Directors (the "Board") of Teledyne Technologies Incorporated (the "Corporation") shall appoint the Audit Committee (the "Audit Committee"), which should be constituted and have the purposes, responsibilities and authority as described herein.

COMPOSITION

     The Audit Committee shall meet the size, independence and experience requirements of the New York Stock Exchange and the Securities and Exchange Commission, as may be in effect from time to time, and the Board shall make any necessary determinations regarding compliance with those requirements. The members of the Audit Committee shall be appointed by the Board on the recommendation of the Nominating and Governance Committee, and may be replaced by the Board. The Audit Committee shall designate one member as its Chair and may form and delegate authority to subcommittees of one or more members of the Audit Committee.

PURPOSE AND RESPONSIBILITIES

     The Audit Committee's primary purpose shall be to (a) assist the Board's oversight of (i) the integrity of the financial statements of the Corporation,
(ii) the Corporation's compliance with legal and regulatory requirements, (iii) the qualifications and the independence of the Corporation's independent auditor and (iv) the performance of the Corporation's internal audit function and independent auditor; and (b) prepare the report required by the Securities and Exchange Commission's proxy rules to be included in the Corporation's annual proxy statement.

     The Audit Committee is directly responsible for the appointment, retention, compensation, oversight, evaluation and termination of the Corporation's independent auditor (including resolving disagreements between management and the independent auditor regarding financial reporting). The independent auditor shall report directly to the Audit Committee. The independent auditor is accountable to the Board and the Audit Committee, as representatives of the Corporation's stockholders.

     In carrying out its responsibility, the Audit Committee shall undertake the following activities:

        1. Retain and approve the terms of the engagement and fees to be paid to the independent auditor.

        2. Evaluate the performance of the independent auditor and, if so determined by the Audit Committee, terminate and replace the independent auditor.

        3. Pre-approve, or adopt appropriate procedures to pre-approve, all audit and non-audit services to be provided by the independent auditor, and consider whether the outside auditor's provision of non-audit services to the Corporation is compatible with maintaining the independence of the outside auditor.

        4. Access the auditor's independence by ensuring that the independent auditor prepares and delivers periodic reports delineating all relationships between the independent auditor and the Corporation. An annual written report shall be consistent with Independence Standards Board Standard No. 1 regarding the auditor's independence. The Audit Committee shall actively engage in dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor, and if determined by the Audit Committee, take appropriate action to ensure the independence of the auditor.

        5. At least annually obtain and review a report by the independent auditor describing the firm's internal quality-control procedures and any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with such issues.

        6. Meet with the independent auditor prior to the audit to review the planning and scope of the audit.

        7. Discuss with management and the independent auditor the timing and process for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement team partner.

        8. Establish hiring policies for employees or former employees of the independent auditor.

        9. Review with the independent auditor any problems or difficulties the auditor may have encountered and management's response. Such review should also include:

             (a) Any restrictions on the scope of activities or access to requested information.

             (b) Any significant disagreements with management.

             (c) Any changes required in the planned scope of the internal audit.

             (d) Responsibilities, budget and staffing of the Corporation's internal audit function.

        10. Obtain from the independent auditor in connection with any audit a timely report relating to the Corporation's annual audited financial statements describing all critical accounting policies and practices used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, and any material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

        11. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

        12. Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has been adhered to.

        13. Discuss with management and the independent auditor the Corporation's annual audited financial statements and the report thereon and quarterly unaudited financial statements, including the Corporation's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" prior to the publication of such statements.

        14. Discuss with management the earnings press releases (including the type and presentation of information), as well as financial information and earnings guidance provided to analysts and rating agencies.

        15. Review major issues regarding accounting principles and financial statement presentations and judgments made in connection with the preparation of the Corporation's financial statements, including any significant changes to the Corporation's selection or application of auditing or accounting principles and practices as suggested by the independent auditor, internal auditors or management.

        16. Review with management and the independent auditor the adequacy of the Corporation's internal controls, any significant deficiencies in the design or operation of internal controls that could adversely affect the Corporation's ability to record, process, summarize and report financial data, any material weaknesses in internal controls, and any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation's internal controls, and any actions or special audit steps in light thereof.

        17. Meet at least quarterly with the senior internal auditing executive to discuss internal audits and findings and management's response. The senior internal auditing executive shall directly (and separately) report to each of the Chair of the Committee and the Chief Executive Officer of the Corporation. The primary purpose of this dual reporting structure is to assure that Chair of the Audit Committee has direct access to internal audit-related information concerning the Corporation. It reflects the directive that the Corporation's internal auditing department, through the senior internal auditing executive, has responsibility to assure that important audit-related issues are brought to the attention of the Chair of the Audit Committee and ultimately the Audit Committee.

        18. Meet periodically with management to discuss the Corporation's major financial risk exposures and the steps, guidelines and policies taken or implemented relating to risk assessment and risk management.

        19. Review with the Corporation's General Counsel legal matters that may have a material impact on the financial statements, the Corporation's compliance policies and any material notices to or reports or inquiries received from regulators or governmental agencies.

        20. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Corporation's annual proxy statement.

        21. Establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by Corporation employees of concerns regarding questionable accounting or auditing matters.

        22. Prepare the required written confirmation to the New York Stock Exchange at least once a year or upon any changes to the composition of the Audit Committee.

        23. Review and reassess the adequacy of this Charter annually and submit any recommended changes to the Board for approval.

        24. Perform an annual evaluation of the Audit Committee's performance in the manner recommended by the Nominating and Governance Committee and review such evaluation with the Board.

     The Audit Committee shall meet as often as it deems necessary to carry out its duties, but not less than quarterly, and shall make a report to the Board following each meeting. The Audit Committee should meet separately periodically with management, the internal auditors and the independent auditor to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately.

     The Audit Committee shall have the authority to retain advice and assistance from outside legal, accounting or other advisors as it deems necessary to carry out it duties and responsibilities. The Audit Committee shall determinate what appropriate funding shall be provided by the Corporation for payment of compensation to the outside legal, accounting other advisors employed by the Audit Committee, as well as for the payment of ordinary administrative expenses of the Audit Committee that are necessary or appropriate to carry out its duties. The Audit Committee may request such advisors and any officer or employee of the Corporation, as well as the independent auditor, to attend a meeting of the Audit Committee or to meet with any members of, or advisors to, the Audit Committee.

     While the Audit Committee has the responsibility and authority set forth in this Charter, it is not the duty of the Audit Committee or its members to plan or conduct "field work" or other types of auditing or accounting reviews or procedures or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Management and the internal audit department are also responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Corporation and are not, and do not represent themselves to be, performing the function of auditors or accountants.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE     MARK HERE        [ ]
VOTED "FOR" THE PROPOSALS.                                                         FOR ADDRESS
                                                                                   CHANGE OR
                                                                                   COMMENTS

                            FOR   WITHHOLD                         FOR  AGAINST  ABSTAIN                                     WILL
                                  FOR ALL                                                                                   ATTEND

ITEM 1. ELECTION OF 3                       ITEM 2. APPOINTMENT                           If you plan to attend the Annual
        CLASS II DIRECTORS  [ ]     [ ]             OF INDEPENDENT                        Meeting, please mark the
                                                    AUDITORS        [ ]   [ ]      [ ]    WILL ATTEND box.                    [ ]
Nominees:
01 Charles Crocker
02 Robert Mehrabian
03 Michael T. Smith

Withheld for the nominees you list below: (Write that              Consenting to receive all future annual meeting materials and
nominee's name in the space below.)                                shareholder communications, electronically is simple and fast!
                                                                   Enroll today at www.melloninvestor.com/ISD for secure online
------------------------------------------------------             access to your proxy materials, statements, tax documents and other important shareholder correspondence



Signature_____________________________ Signature if held jointly ________________________________________ Date: __________________
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                                                      FOLD AND DETACH HERE


                                                Vote by Internet or Telephone or Mail
                                                    24 hours a Day, 7 Days a Week

                              Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

                 Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

        Internet                                      Telephone                                Mail
http://www.eproxy.com/tdy                           1-800-435-6710
Use the Internet to vote your proxy.  OR    Use any touch-tone telephone to    OR       Mark, sign and date
Have your proxy card in hand when           vote your proxy. Have your proxy              your proxy card
you access the web site.                    card in hand when you call.                         and
                                                                                         return it in the
                                                                                  enclosed postage-paid envelope.

                                         IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                                           YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

You can view the Annual Report and Proxy Statement on the internet at: http://www.eproxy.com/tdy

                       TELEDYNE TECHNOLOGIES INCORPORATED
             THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR
              THE ANNUAL MEETING OF STOCKHOLDERS on APRIL 28, 2004

     The undersigned hereby appoints Dale A. Schnittjer, John T. Kuelbs and Melanie S. Cibik and each of them, proxies and attorneys-in-fact, with power of substitution in each of them, to vote for and on behalf of the undersigned at the Annual Meeting of Stockholders of Teledyne Technologies Incorporated to be held on April 28, 2004, and at any adjournments thereof, upon matters properly coming before the meeting, as set forth in the Notice of Meeting and Proxy Statement, both of which have been received by the undersigned, and upon all such other matters that may properly be brought before the meeting, as to which the undersigned hereby confers discretionary authority to vote upon said proxies. Without otherwise limiting the general authorization given hereby, said proxies and attorneys-in-fact are instructed to vote as follows:





        (Continued and to be marked, dated and signed, on the other side) Address Change/Comments (Mark the corresponding box on the reverse side)


                              FOLD AND DETACH HERE


               You can now access your Teledyne account online.

Access your Teledyne stockholder account online via Investor ServiceDirect(R)
(ISD).

Mellon Investor Services LLC, Transfer Agent for Teledyne, now makes it easy and convenient to get current information on your stockholder account.

       - View account status                 - View book-entry information
       - View certificate history            - Make address changes

              Visit us on the web at http://www.melloninvestor.com
                      Call 1-877-978-7778 between 9am-7pm
                           Monday-Friday Eastern Time

              INVESTOR SERVICEDIRECT(R) IS A REGISTERED TRADEMARK
                        OF MELLON INVESTOR SERVICES LLC

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE     MARK HERE        [ ]
VOTED "FOR" THE PROPOSALS.                                                         FOR ADDRESS
                                                                                   CHANGE OR
                                                                                   COMMENTS

                            FOR   WITHHOLD                         FOR  AGAINST  ABSTAIN                                     WILL
                                  FOR ALL                                                                                   ATTEND

ITEM 1. ELECTION OF 3                       ITEM 2. APPOINTMENT                           If you plan to attend the Annual
        CLASS II DIRECTORS  [ ]     [ ]             OF INDEPENDENT                        Meeting, please mark the
                                                    AUDITORS        [ ]   [ ]      [ ]    WILL ATTEND box.                    [ ]
Nominees:
01 Charles Crocker
02 Robert Mehrabian
03 Michael T. Smith

Withheld for the nominees you list below: (Write that nominee's name in the space below.)

-----------------------------------------------------




Signature_____________________________ Signature if held jointly ________________________________________ Date: ___________________
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                                                      FOLD AND DETACH HERE


                                                Vote by Internet or Telephone or Mail
                                                    24 hours a Day, 7 Days a Week

                     For Plan shares, Internet and telephone voting is available through 11:59 PM Eastern Time on April 23, 2004.

                 Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

        Internet                                      Telephone                                Mail
http://www.eproxy.com/tdy                           1-800-435-6710
Use the Internet to vote your proxy.  OR    Use any touch-tone telephone to    OR       Mark, sign and date
Have your proxy card in hand when           vote your proxy. Have your proxy              your proxy card
you access the web site.                    card in hand when you call.                         and
                                                                                         return it in the
                                                                                  enclosed postage-paid envelope.

                                         IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                                           YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

You can view the Annual Report and Proxy Statement on the internet at: http://www.eproxy.com/tdy

                       TELEDYNE TECHNOLOGIES INCORPORATED
                 VOTING INSTRUCTION CARD FOR 2004 ANNUAL MEETING
                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                       TELEDYNE TECHNOLOGIES INCORPORATED
                 TELEDYNE TECHNOLOGIES INCORPORATED 401(k) PLAN

     The undersigned hereby directs the Trustee of the above Plan to vote the full number of shares of Common Stock allocated to the account of the undersigned under the Plan, at the Annual Meeting of Stockholders of Teledyne Technologies Incorporated on April 28, 2004, and at any adjournments thereof, upon the matters set forth on the reverse of this card, and, in its discretion, upon such other matters as may properly come before the meeting.

PLAN PARTICIPANTS MAY VOTE BY TOLL-FREE TELEPHONE OR INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE SIDE. ALTERNATIVELY, PARTICIPANTS MAY VOTE BY COMPLETING, DATING AND SIGNING THIS CARD AND RETURNING IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOU WISH TO USE THIS CARD TO VOTE YOUR SHARES, PLEASE COMPLETE, DATE AND SIGN ON THE REVERSE SIDE.


        (Continued and to be marked, dated and signed, on the other side) Address Change/Comments (Mark the corresponding box on the reverse side)


                              FOLD AND DETACH HERE


                                                [TELEDYNE TECHNOLOGIES LOGO]
                                                12333 West Olympic Blvd.
                                                Los Angeles, California 90064


TELEDYNE TECHNOLOGIES INCORPORATED 401(k) PLAN

As a Plan participant, you have the right to direct the Plan Trustee how to vote the shares of Teledyne Technologies Incorporated Common Stock that are allocated to your Plan account and shown on the attached voting instruction card. The Trustee will hold your instructions in complete confidence except as may be necessary to meet legal requirements.

You may vote by telephone, by Internet or by completing, signing and returning the voting instruction card (above). A postage-paid return envelope is enclosed.

The Trustee must receive your voting instructions by April 23, 2004. If the Trustee does not receive your instructions by April 23, 2004, your shares will not be voted.

You will receive a separate set of proxy solicitation materials for any shares of Common Stock you own other than your Plan shares. Your non-plan shares must be voted separately from your Plan shares.